UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

RADNET, INC.

(Name of Registrant as Specified In Its Charter)

__________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RADNET, INC.
1510 Cotner Ave.
Los Angeles, CA 90025

April 28, 2021

Dear Stockholder:

On behalf of the Board of Directors and management, we cordially invite you to attend the 2021 Annual Meeting of Stockholders of RadNet, Inc. (the “Annual Meeting”), to be held at our principal executive office at 1510 Cotner Avenue, Los Angeles, CA 90025, on Thursday, June 10, 2021, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof. At this meeting, stockholders will vote on matters set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

We also enclose a copy of our annual report on Form 10-K for our fiscal year ended December 31, 2020 (the “2020 Annual Report”). We encourage you to read our 2020 Annual Report, which includes information on our business, as well as our audited financial statements for the fiscal year ended December 31, 2020.

On or about April 28, 2021, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to most of our stockholders. The Notice of Availability contains instructions on how to access our proxy materials, including the Notice of Annual Meeting of Stockholders, Proxy Statement, 2020 Annual Report and a Proxy Card or voting instruction form and on how to cast your vote online or by phone. The Notice of Availability also contains instructions on how to request a printed copy of our proxy materials. All stockholders who do not receive the Notice of Availability will receive a printed copy of the proxy materials.

Your vote is very important. Regardless of the number of shares you own, and whether or not you plan to attend the Annual Meeting, please vote. We hope you will vote as soon as possible. You may vote by submitting your proxy via the Internet, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials.

Thank you for your continued support and ownership of RadNet, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

David Katz Corporate Secretary

Important Notice Regarding Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders:

The Proxy Statement for the 2021 Annual Meeting of Stockholders, the Proxy Card and the 2020 Annual Report are available at www.proxyvote.com.

RADNET, INC.
1510 Cotner Ave.
Los Angeles, CA 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2021

RadNet, Inc. will hold its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, June 10, 2021, at 10:00 a.m. (Pacific Time) or any adjournment or postponement thereof, at our principal executive office at 1510 Cotner Avenue, Los Angeles, CA 90025.

The following items are on the agenda and are more fully described in the accompanying Proxy Statement:

1.	The election of seven nominees as directors to hold office until the 2022 Annual Meeting of Stockholders;
2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	A non-binding advisory vote to approve executive compensation;
4.	The approval of the amendment and restatement of the 2006 Equity Incentive Plan;
5.	Other business that may properly come before the Annual Meeting.

Our Board of Directors fixed April 16, 2021 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

We are mailing to our stockholders on or about April 28, 2021, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2020, via the Internet and how to vote online or by phone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can request a printed copy of the proxy materials.

By Order of the Board of Directors,

David Katz Corporate Secretary

April 28, 2021

Los Angeles, California

Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure your representation at the Annual Meeting. You may vote online, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials. Even if you give your proxy, you may still vote in person if you attend the meeting. If a broker, bank or other nominee is the record holder of your shares, then you must obtain from the record holder a proxy issued in your name in order to vote at the Annual Meeting.

RADNET, INC.
1510 Cotner Ave.
Los Angeles, CA 90025

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 10, 2021

The Board of Directors of RadNet, Inc., a Delaware corporation (“RadNet”), is providing these proxy materials to you in connection with the solicitation of the accompanying proxy for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting will be held at our principal executive office at 1510 Cotner Avenue, Los Angeles, CA 90025, on Thursday, June 10, 2021, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated herein.

On or about April 28, 2021 we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2020 (the “2020 Annual Report”), via the Internet and how to vote online or by phone. The Notice of Availability also contains instructions on how you can receive a printed copy of the proxy materials.

This Proxy Statement summarizes certain information to assist you in voting in an informed manner.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether you expect to attend the meeting or not, please vote as soon as possible.

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TABLE OF CONTENTS

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THE PROXY PROCESS AND THE ANNUAL MEETING

The following discussion is intended to provide general information about the proxy process and the Annual Meeting under the rules and regulations of the Securities and Exchange Commission (the “SEC”). If you have questions about this Proxy Statement or the Annual Meeting, please contact our Corporate Secretary at: RadNet, Inc., 1510 Cotner Avenue, Los Angeles, CA 90025, Attention: Corporate Secretary, Telephone: (310) 445-2800.

2021 Annual Meeting of Stockholders

RADNET, INC.	June 10, 2021
1510 Cotner Ave.	10:00 a.m. Pacific Time
Los Angeles, CA 90025

The Record Date for the Annual Meeting is April 16, 2021 (the “Record Date”). Only stockholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. You are being invited to vote on the proposals described in this Proxy Statement because you were a RadNet stockholder on the Record Date. RadNet is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments.

Attending the Annual Meeting

If you are a stockholder of record as of the Record Date, you have the right to vote in person at the Annual Meeting. You will need to bring either the Notice of Availability or any Proxy Card that is sent to you to the meeting. Otherwise, you will be admitted only if we can verify your ownership of common stock on the Record Date. If you own shares held in street name, please bring with you to the meeting either the Notice of Availability or any voting instruction form that is sent to you, or your most recent brokerage statement or a letter from your bank, broker or other record holder indicating that you beneficially owned shares of our common stock on the Record Date. We can use that information to verify your beneficial ownership of common stock and admit you to the meeting. Additionally, all persons will need to bring a valid government-issued photo ID to gain admission to the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Purpose

At the Annual Meeting, our stockholders will vote on the following items:

1.	The election of seven nominees as directors to hold office until the 2022 Annual Meeting of Stockholders;
2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	A non-binding advisory vote to approve executive compensation;
4.	The approval of the amendment and restatement of the 2006 Equity Incentive Plan;
5.	Other business that may properly come before the Annual Meeting.

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Proxy Materials

These proxy materials were first sent or made available to stockholders on April 28, 2021, and include:

•	Notice of Annual Meeting of Stockholders

•	This Proxy Statement for the Annual Meeting

•	RadNet’s Annual Report on Form 10-K for the year ended December 31, 2020

If you requested printed versions of these proxy materials by mail, these printed proxy materials also include the Proxy Card or voting instruction form for the Annual Meeting.

Internet Availability

RadNet uses the Internet as the primary means of furnishing proxy materials to our stockholders. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our stockholders with instructions on how to access the proxy materials online or request a printed copy of the materials.

Stockholders may follow the instructions in the Notice of Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce RadNet’s printing and mailing costs.

Quorum for the Annual Meeting

Holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. On the Record Date there were 52,340,856 shares of our common stock issued and outstanding. Consequently, we will need to have 26,170,429 shares present in person or represented by proxy at the Annual Meeting in order to establish a quorum. Your shares will be counted for purposes of determining if there is a quorum if:

•	You are entitled to vote and you are present in person at the Annual Meeting; or

•	You have properly voted by proxy online, by phone, or by submitting a Proxy Card or voting instruction form by mail.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies and reconvene the Annual Meeting at a later date.

Inspector of Election

An officer of RadNet will count the votes and act as the inspector of election. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes. RadNet has also engaged Broadridge Financial Solutions, Inc. as its proxy distribution agent and tabulation service provider and they will also be calculating the votes received prior to the Annual Meeting.

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Proxy Solicitation Costs

RadNet is paying the costs of the solicitation of proxies. We will also make solicitation materials available to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names but that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet or personal solicitation by our directors, executive officers and employees. No additional compensation will be paid to these individuals for these services.

Voting

Each share of RadNet’s common stock is entitled to one vote on each matter presented at the Annual Meeting. If you hold your shares in direct registration in your name with RadNet’s transfer agent, then you will be able to vote under RadNet’s voting system in accordance with the description under “Voting Procedures” below.

If you hold your shares in “street name” you will likely receive instructions for voting your shares from your broker, bank, or other nominee rather than through our voting system. A number of brokers and banks participate in a program that allows stockholders to grant their proxy to vote shares online or by phone. If your shares are held in an account with a broker or bank participating in such a program, then you may vote your shares online or telephonically by following the instructions on the form received from your broker or bank.

Stockholders who submit a proxy online or by telephone need not return a Proxy Card or the form forwarded by your broker, bank, trust or other holder of record by mail.

With respect to the election of directors, stockholders may vote for all nominees, withhold authority for all nominees or vote for all except for those individual nominees for director for which the stockholder indicates it is withholding authority. With respect to each other proposal, stockholders may vote “FOR” the proposal, “AGAINST” the proposal, or abstain from voting.

Voting Procedures

There are four ways to vote:

•	Online. You may vote by proxy by visiting proxyvote.com and entering the control number found in the Notice of Availability. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

•	Phone. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form. The availability of phone voting may depend on the voting procedures of the organization that holds your shares.

•	Mail. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.

•	In Person. You may vote in person at the Annual Meeting by requesting a ballot. Only eligible stockholders will be admitted to the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must also obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the Annual Meeting. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to a Company representative to be provided to the inspector of election.

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All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions. Even if you plan on attending the Annual Meeting in person, we encourage you to vote your shares in advance online, by phone, or by mail to ensure that your vote will be represented at the Annual Meeting.

Changing your Vote

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, as follows:

•	Online. You may change your vote using the online voting method described above, in which case only your latest online proxy submitted prior to the Annual Meeting will be counted.

•	Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.

•	Mail. You may revoke your proxy and change your vote by signing and returning a new Proxy Card or voting instruction form dated as of a later date, in which case only your latest Proxy Card or voting instruction form received prior to the Annual Meeting will be counted.

•	In Person. You may revoke your proxy and change your vote by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to RadNet’s Corporate Secretary.

Routine and Non-Routine Proposals

The following proposal is considered a routine matter:

•	The ratification of the appointment of Ernst & Young LLP as RadNet’s independent registered public accounting firm for 2021 (Proposal No. 2).

A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.

The following proposals are considered non-routine matters:

•	Election of directors (Proposal No. 1);

•	Advisory vote to approve executive compensation (Proposal No. 3); and

•	The approval of the amendment and restatement of the 2006 Equity Incentive Plan (Proposal No. 4).

Vote Required to Approve a Proposal

With respect to the election of directors (Proposal No. 1), RadNet’s bylaws provide that, in an uncontested election of directors, the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting is required to elect a director. An “uncontested election of directors” means an election of directors in which the number of candidates for election does not exceed the number of directors to be elected by the stockholders at that election.

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Approval of Proposals No. 2, No. 3 and No. 4 requires, in each case, the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

Broker Non-Votes and Abstentions

If you hold your shares in street name and the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal No. 1, Proposal No. 3 and Proposal No. 4.

Shares that constitute broker non-votes will be counted as present for purposes of establishing a quorum, but will not be counted as having voting power to vote on the proposal in question. Under the applicable rules of the exchanges and other self-regulatory organizations, brokers will generally have discretionary authority to vote on routine matters. You must instruct your bank, broker or nominee on how to vote your shares for Proposal No. 1, Proposal No. 3 and Proposal No. 4 in order for your vote to count for those proposals.

Uninstructed Shares

If you are a record holder and submit a valid proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Availability, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Confidentiality of Votes

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within RadNet or to third parties, except: (1) as necessary to meet applicable legal requirements and (2) to allow for the tabulation of votes and certification of the vote. Occasionally, stockholders include additional comments on their Proxy Card or with their voting instruction, which are then forwarded to our management.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. RadNet will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Director Nominations and Stockholder Proposals for Inclusion in RadNet, Inc.’s 2022 Proxy Materials.

Our bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely advance notice of the proposal or nomination in writing to our Corporate Secretary. To be timely for the 2022 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 10, 2022 and March 12, 2022. A stockholder’s notice to the Corporate Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us not later than December 31, 2021, in order to be considered for inclusion in our proxy materials for the 2022 Annual Meeting of Stockholders.

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CORPORATE GOVERNANCE

Role of the Board of Directors

Our business is managed under the direction of our Board of Directors. Our Board of Directors provides oversight, strategic direction and counsel to our management. In addition, our Board of Directors elects our officers, delegates responsibilities for the conduct of our operations to those officers, and evaluates their performance.

Our Board of Directors held eight meetings during 2020 and took action by written consent on three occasions. Each of our directors serving in 2020 attended at least 75% of the total number of meetings of the Board of Directors and applicable committees that each director was eligible to attend, except Marvin S. Cadwell who was unable to attend for personal reasons.

Board Leadership Structure

Our Chairman of the Board of Directors, Dr. Berger, also serves as our Chief Executive Officer. Our Board of Directors has determined that this leadership structure is appropriate and effective for RadNet at this time. This structure effectively utilizes Dr. Berger’s knowledge of RadNet and the industry in which we operate, while fostering greater communication and producing a greater degree of transparency between management and our directors. Dr. Berger co-founded RadNet in 1980 and has served as Chairman of the Board and Chief Executive Officer for nearly 40 years.

David L. Swartz currently serves as Lead Independent Director of the Board of Directors. In this capacity, Mr. Swartz serves as Chairman of meetings of the Board of Directors in the absence of the Chairman of the Board, calls, sets the agenda, and chairs the executive sessions of the independent directors, works collaboratively with the Chairman of the Compensation and Management Development Committee to oversee the evaluation of our Chief Executive Officer and serves as the liaison between the independent directors and the Chairman of the Board.

Director Independence

Four of the seven members of our current Board of Directors are independent directors and only those individuals may serve on the committees of our Board of Directors. Our Chairman and Chief Executive Officer does not serve on any committee. Our Board of Directors holds regular executive sessions outside the presence of the Chief Executive Officer and other management, which our Board of Directors believes promotes appropriate independent leadership.

Our Board of Directors annually determines the independence of our directors in accordance with the independence requirements under the NASDAQ Stock Market LLC (“NASDAQ”) and the SEC rules which require at least a majority of the directors to be independent. As a result of this review, our Board of Directors has determined that Marvin S. Cadwell, Lawrence L. Levitt, Laura P. Jacobs and David L. Swartz each qualifies as an independent director in accordance with the NASDAQ and the SEC rules. If elected, Gregory E. Spurlock would qualify as an independent director under the NASDAQ and the SEC rules. Each of Howard G. Berger, M.D., John V. Crues, III, M.D., Ruth Wilson and, Christine N. Gordon, if elected, is an employee of RadNet and therefore does not qualify as an independent director under the NASDAQ and the SEC rules.

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Audit Committee, the Compensation and Management Development Committee and the Nominating and Governance Committee. The committees are comprised entirely of independent directors. Each committee operates under a written charter adopted by the Board of Directors which is available at www.radnet.com under Investor Relations – Corporate Governance.

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The composition of the committees is as set forth below:

Director	Audit Committee	Compensation and Management Development Committee	Nominating and Governance Committee
Lawrence L. Levitt	X	C	X
Laura P. Jacobs	X	X	C
David L. Swartz	C	X	X

________________________

“C” denotes chair of committee

Audit Committee

The Audit Committee’s responsibilities include, among other things:

•	overseeing our accounting and financial reporting processes and the audits of our financial statements;

•	overseeing, along with management, the reliability and integrity of our accounting policies and financial reporting and disclosure practices;

•	serving as an independent and objective party to monitor our financial reporting processes and internal controls systems;

•	retaining our independent registered public accounting firm, reviewing and evaluating their independence, qualifications and performance, approving the terms of the annual engagement letter and approving all audit and non-audit services to be performed by our independent registered public accounting firm; and

•	providing independent, direct, and open communications among our independent registered public accounting firm, financial and senior management and the full Board of Directors.

The Board of Directors has determined that each of Mr. Swartz and Mr. Levitt qualifies as an “audit committee financial expert” as defined under the applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of Audit Committee members under Rule 10A-3(b)(1) of the Exchange Act. The Audit Committee held four meetings in 2020.

Compensation and Management Development Committee

The Compensation and Management Development Committee’s responsibilities include, among other things:

•	reviewing and determining the base salary of executive officers and certain other senior management and setting the maximum bonus amount that each executive officer (other than the Chief Executive Officer) and certain other senior management is entitled to receive, which may be in the form of cash or equity incentive awards, as ultimately determined by our Chief Executive Officer;

•	reviewing and administering our equity incentive plans, including any amendments thereto;

•	reviewing and recommending amounts and types of compensation for our directors;

•	overseeing our compensation philosophy and strategy;

•	monitoring compliance with rules and regulations relating to compensation arrangements for our directors and executive officers; and

•	reviewing and approving our corporate goals and objectives relevant to Chief Executive Officer compensation and evaluating the Chief Executive Officer’s performance in light of those goals and determining the Chief Executive Officer’s compensation levels and bonus based on such evaluation.

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The Compensation and Management Development Committee held one meeting and took action by written consent on four occasions in 2020.

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include, among other things:

•	developing and recommending the criteria to be used in screening and evaluating potential candidates or nominees for election or appointment as director;

•	establishing and overseeing a policy for considering stockholder nominees for directors, and developing the procedures that must be followed by stockholders in submitting recommendations;

•	monitoring and reviewing any issues regarding the independence of directors or involving potential conflicts of interest and evaluating any change of status or circumstances with respect to a director;

•	evaluating all nominees for election of directors;

•	developing and recommending to the Board of Directors, as necessary, corporate governance policies to be adopted and maintained;

•	identifying committee member qualifications and recommending appropriate committee member appointments to the Board of Directors; and

•	establishing and reviewing annually with the Board of Directors the procedures for stockholders to send communications to the Board of Directors.

The Nominating and Governance Committee held one meeting and took action by written consent on one occasion in 2020.

Board Role in Risk Oversight

Our Board of Directors performs an oversight role in managing RadNet’s risk. In reviewing our strategy, business plan, budgets and historical and anticipated future major transactions, the Board of Directors considers, among other factors, the risks RadNet faces, and how such risks can be appropriately managed. While our Board of Directors oversees risk management strategy, our management is responsible for implementing and supervising day to day risk management processes. Our senior management regularly reports to the Board of Directors on areas of material risk, including operational, financial, legal and strategic risks, which enables the Board of Directors to understand management’s views and strategies regarding risk identification, risk management and risk mitigation.

In addition to the oversight role assumed by the full Board of Directors, various committees of the Board of Directors also have responsibility for risk management. The Director of Internal Audit reports directly to our Audit Committee on areas of material financial risk, including internal controls, and the Audit Committee reports to the full Board of Directors on risks identified by the Director of Internal Audit that the Audit Committee believes to be material. In addition, the Compensation and Management Development Committee oversees the risks associated with our compensation policies and practices to ensure that the compensation programs and incentives do not encourage short term risk taking at the expense of long term results or create risks that may have a material adverse effect on RadNet.

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Code of Financial Ethics

We have adopted a written Code of Financial Ethics that is applicable to our directors, officers and employees and is designed to deter wrongdoing and to promote:

•	honest and ethical conduct;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;

•	compliance with applicable laws, rules and regulations, including insider trading compliance; and

•	accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

You may obtain a copy of our Code of Financial Ethics on our website at www.radnet.com under Investor Relations – Corporate Governance. The Board of Directors has designated the Audit Committee to be responsible for reviewing the Code of Financial Ethics and making any appropriate updates or amendments. We intend to disclose any changes in this code or waivers from this code that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information to our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or Nasdaq rules.

Review and Approval of Related Party Transactions

As a matter of policy, the Board of Directors reviews and determines whether or not to approve any transaction between RadNet and its directors, director nominees, executive officers and greater than 5% beneficial owners and each of their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single year and the related party has or will have a direct or indirect interest in the transaction.

Related Party Transactions

Howard G. Berger, M.D., is our President and Chief Executive Officer, a member of our Board of Directors, and also owns, indirectly, 99% of the equity interests in Beverly Radiology Medical Group III (“BRMG”). BRMG is responsible for the professional medical services at nearly all of our facilities located in California under a management agreement with us, and employs physicians or contracts with various other independent physicians and physician groups to provide the professional medical services at most of our California facilities. We generally obtain professional medical services from BRMG in California, rather than provide such services directly or through subsidiaries, in order to comply with California’s prohibition against the corporate practice of medicine. We have a management agreement with BRMG, that expires on January 1, 2024 but includes an automatic renewal for consecutive 10-year periods. Under our management agreement, BRMG pays us, as compensation for the use of our facilities and equipment and for our services, a percentage of the gross amounts collected for the professional services it renders. The percentage, which was 79% at December 31, 2020, is adjusted, if necessary, to ensure that the parties receive fair value for the services they render. In operation and historically, the annual revenue of BRMG from all sources closely approximates its expenses, including Dr. Berger’s compensation, fees payable to us and amounts payable to third parties. Dr. Berger also owns a controlling interest in two medical groups that provide professional medical services to one of our imaging facilities located in New York. In 2020, Dr. Berger received $500,000 of his salary and his entire bonus payment from BRMG.

John V. Crues, III, M.D. is our Medical Director, a current member of our Board of Directors and a 1% owner of BRMG. Dr. Crues receives all of his salary from BRMG. Dr. Crues also owns a controlling interest in multiple medical groups that provide professional medical services to some of our imaging facilities located in New York, Delaware and Maryland.

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Board Attendance at Annual Meetings of Stockholders

We, as a matter of policy, encourage our directors to attend meetings of stockholders but we do not require attendance. Three of the seven directors attended the 2020 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

Michael L. Sherman, M.D. and Messrs. Levitt, Cadwell, and Swartz were members of the Compensation and Management Development Committee in 2020 until Dr. Sherman elected not to stand for re-election to the Board at the 2020 annual meeting of the stockholders and Ms. Jacobs replaced Mr. Cadwell on the Committee. No member of the Compensation and Management Development Committee has had a relationship with RadNet or any of its subsidiaries other than as a director and stockholder and no member has been an officer or employee of RadNet or any of its subsidiaries, a participant in a “related person” transaction or an executive officer of another entity where one of our executive officers serves on the Board of Directors.

Communication with our Board of Directors

Stockholders may communicate with our Board of Directors through the Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, RadNet, Inc., 1510 Cotner Avenue, Los Angeles, CA 90025. The envelope containing such communication should contain a clear notation that the letter is “Stockholder-Board Communication” or “Stockholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

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DIRECTORS

Nomination Process

Our Nominating and Governance Committee recommends nominees to the Board of Directors for election after carefully considering all candidates, taking into account the qualifications set forth in the Nominating and Governance Committee Charter and all factors the Committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, industry knowledge, diversity of viewpoint (including diversity of race, ethnicity, gender, age, education, cultural background, and professional experience).

Our Nominating and Governance Committee Charter contains our policy with regard to the consideration of diversity in the identification of director nominees. As part of its evaluation of Board composition, the Nominating and Governance Committee considers the diversity of candidates to ensure that our Board of Directors is comprised of individuals with a broad range of experiences and backgrounds (including, among other things, career specialization, relevant technical skills or financial acumen, characteristics relevant to gender and diversity requirements, diversity of viewpoint and industry knowledge) who can contribute to the Board’s overall effectiveness in carrying out its responsibilities and can represent diverse viewpoints on our Board of Directors. The Nominating and Governance Committee assesses the effectiveness of these efforts when evaluating the composition of the Board of Directors as part of the annual nomination process.

The Nominating and Governance Committee considers stockholder nominees made in accordance with our bylaws, and evaluates candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Nominating and Governance Committee. Stockholder recommendations may be submitted to the Nominating and Governance Committee in care of the Corporate Secretary at the address set forth under “Communication with Our Board of Directors.”

Nominees for Election

The names of the director nominees, their ages as of March 31, 2021, and other information about them are set forth below. Five of the seven nominees currently serve on the Board of Directors.

Name of Director Nominee	Age	Position	Our Director Since
Howard G. Berger, M.D.	75	President, Chief Executive Officer and Chairman of the Board	1992
Laura P. Jacobs	64	Director	2020
Lawrence L. Levitt	78	Director	2005
David L. Swartz	77	Director	2004
Ruth V. Wilson	58	Director, Senior Vice President of Human Resources	2019
Christine N. Gordon	58	Director Nominee, Senior Vice President of Operations, Northern California	n/a
Gregory E. Spurlock	59	Director Nominee	n/a

The following biographies describe the skills, qualities, attributes, and experience of the nominees that led the Board of Directors and the Nominating and Governance Committee to determine that it is appropriate to nominate these directors for election to the Board of Directors.

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Howard G. Berger, M.D. has served as President and Chief Executive Officer of RadNet and its predecessor entities since 1987. Dr. Berger received his M.D. at the University of Illinois Medical School, is Board Certified in Nuclear Medicine and trained in an Internal Medicine residency, as well as in a master’s program in medical physics in the University of California system. Dr. Berger is also the president or co-president of the entities that own BRMG. Dr. Berger brings senior business leadership skills to our Board of Directors and deep industry knowledge derived from his nearly 40 years of experience in the development and management of RadNet.

Laura P. Jacobs has been a member of our Audit Committee, our Nominating and Governance Committee and our Compensation and Management Development Committee since 2020. Ms. Jacobs was managing principal at GE Healthcare Partners until 2020, where she worked since 1990. Prior to serving as managing principal, Ms. Jacobs led the firm’s healthcare management consulting business from 2015 to 2019, and was a founding principal of its predecessor consulting firm, The Camden Group. She is a national expert on healthcare trends and their impact on providers, and has been involved in healthcare management for the past 40 years, including 30 years with GE Healthcare Partners, advising healthcare providers regarding strategies, operations and financial performance improvement initiatives. Ms. Jacobs has advised physician organizations, complex health systems and other healthcare entities on strategies for growth, technology adoption and financial performance improvement. Ms. Jacobs has led strategic, financial and operational redesign of health systems, including transforming the framework for decision-making and care delivery. Ms. Jacobs has led the organizational and compensation redesign for provider organizations to achieve greater integration and aligned incentives. She is an author and speaker regarding current trends in healthcare, payer strategies, risk-based payment models, consumer expectations, clinical integration, governance and performance optimization.

Lawrence L. Levitt has been a member of our Audit Committee since March 2005, a member of our Nominating and Governance Committee since 2011 and Chair of our Compensation and Management Development Committee since 2007. Mr. Levitt is a certified public accountant and received his MBA in Accounting from the University of California Los Angeles. Since its inception in 1987, Mr. Levitt has been the President, Chief Financial Officer and a member of Genesis Investors Management LLC, a financial services firm which is the General Partner of Genesis Investors, a “fund of fund” hedge fund investing primarily in marketable securities. Mr. Levitt has served as the Managing Partner of Round Two Investment Partners, a privately held investment partnership engaged primarily in securities-related activities, since 1981. Mr. Levitt brings to our Board of Directors extensive financial accounting experience and is an audit committee financial expert under the SEC rules.

David L. Swartz has been Chair of our Audit Committee since 2004, a member of our Nominating and Governance Committee since 2011, a member of our Compensation and Management Development Committee since 2007 and was appointed as Lead Independent Director in 2011. Mr. Swartz is a certified public accountant. Since 2010, Mr. Swartz has owned and continues to operate his own consulting services firm. Mr. Swartz served as a member of the Board of Directors of the California State Board of Accountancy until November 2012 and previously served as its president. Between 1990 and 2008, Mr. Swartz served as the managing partner of Good, Swartz, Brown & Berns LLP which was acquired by J.H. Cohn LLP in 2008. From 2008 to 2010, Mr. Swartz served as a partner at J.H. Cohn LLP. Mr. Swartz also served as chief financial officer of a publicly held shopping center and development company from 1988 to 2000. Prior to 1988, Mr. Swartz served as managing partner and was on the national Board of Directors of a 50 office international accounting firm. Mr. Swartz brings to our Board of Directors extensive public financial accounting experience and is an audit committee financial expert under the SEC rules.

Ruth V. Wilson currently serves as our Senior Vice President of Human Resources and has served in a variety of other positions since joining us in 1994, including Manager, Director and Vice President of Human Resources. Ms. Wilson has been an active member of our senior management since 1996. Ms. Wilson is an active member of the Society for Human Resources Management and Professionals in Human Resources Association. As a service-based business that relies on its human capital resources, Ms. Wilson provides the Board with a unique perspective on overseeing RadNet’s most valuable asset.

Christine N. Gordon is a director nominee. Ms. Gordon currently serves as the Senior Vice President of Operations for RadNet’s Northern California Operations. Ms. Gordon began her career in radiology in 1984 as a multi-modality Technologist, then quickly transitioned into a role in Practice Management for an Orange County, California based radiology group specializing in hospital based and out-patient imaging. Ms. Gordon joined RadNet in 1994, bringing her diverse skill set and expertise in areas to include multi-site, multi-modality operations and personnel management, physician and site credentialing, reimbursement operations, payer contracting, acquisitions, and project and assets management. The Nominating and Governance Committee has recommended and, our Board of Directors confirmed, Ms. Gordon as a nominee because of her extensive operational experience, with more than 37 years of broad-based experience in the field of medical imaging.

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Gregory E. Spurlock is a director nominee. Mr. Spurlock currently serves as a Senior Advisor to LLR Partners, a Philadelphia-based private equity fund with a focus on Healthcare, a position he has held since 2019. Mr. Spurlock serves as a Senior Advisor with Global Medical Response, a KKR company with over 38,000 employees providing fire, medical and aeromedical emergency response to the ill and injured, a position he has held since 2019. Retiring as President at Alliance Healthcare Services in June 2019, Mr. Spurlock led the Alliance Oncology and Alliance HealthCare International divisions, where he directed the full gamut of operations for their professional, technical, and global hospital-based services that encompasses 40 centers spread across 19 states. Mr. Spurlock was part of the executive team that led U.S. Radiosurgery, LLC from its beginning as a venture-capital backed startup cancer center company, in 2004 to its acquisition by Alliance HealthCare Services in 2011. Mr. Spurlock then served as a member of the senior executive team that led Alliance Healthcare’s transition from publicly-traded to international privately-owned company in 2017. Before joining Alliance Health, Mr. Spurlock was Executive Director of the Tennessee Orthopaedic Alliance in Nashville. Prior to his work at the Tennessee Orthopaedic Alliance, Mr. Spurlock served as Executive Director of the Kerlan-Jobe Orthopedic Clinic in Los Angeles, leading the full spectrum of operations and driving business strategies for this 23-physician orthopedic surgery practice. Mr. Spurlock also serves as a director with Number One Volunteer Fire Department (January 2006 to present). Mr. Spurlock has previously served on a number of boards, including the CyberKnife Coalition, the Corporate Advisory Council of the American Society for Radiation Oncology, and the Board of Directors of the American Association of Orthopaedic Executives. He holds a Bachelor of Science degree from Virginia Tech. The Nominating and Governance Committee has recommended, and our Board of Directors has confirmed, Mr. Spurlock as a nominee because of his extensive experience in the medical imaging industry (including leadership roles with Alliance HealthCare Services a competing provider) as well as the financial perspective that Mr. Spurlock brings from his work with private equity funds.

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COMPENSATION OF DIRECTORS

Overview of Director Compensation

We use cash and stock based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties to RadNet as well as the skill level required by the members of our Board of Directors. The Compensation and Management Development Committee considers and evaluates compensation arrangements and makes recommendations to the Board of Directors, which has ultimate authority to approve such compensation. In addition, our certificate of incorporation and bylaws include indemnification provisions for our directors and executive officers and we maintain liability insurance for our directors and executive officers. Employee directors do not receive any compensation for their service as a director. In accordance with provisions contained in our stockholder approved 2006 Equity Incentive Plan, as amended (the “Restated 2006 Plan”), the maximum total compensation that can be paid to any non-employee director in a calendar year is $500,000.

Annual Compensation for Non-Employee Directors

Based on the recommendation of the Compensation and Management Development Committee’s independent compensation consultant Pearl Meyer & Partners LLC (“Pearl Meyer”) and a review of peer group data, the Compensation and Management Development Committee and the Board of Directors, noting that annual cash compensation for non-employee directors had not been increased since January 1, 2016 and seeking to reward non-employee directors for outstanding performance, decided to increase the annual cash compensation for each non-employee director from $55,000 to $75,000 effective as of January 1, 2020. The 2020 compensation structure for non-employee directors is set forth below:

Annual cash compensation	$75,000
Audit Committee Chair annual cash compensation	$20,000
Compensation and Management Development Committee Chair annual cash compensation	$10,000
Nominating and Governance Committee Chair annual cash compensation	$10,000
Lead Independent Director annual cash compensation	$10,000
Committee Meeting Attendance (per meeting)	$1,500
Annual equity compensation	$125,000

In April 2020, the non-employee members of the Board of Directors, citing the evolving and uncertain impact that the COVID-19 pandemic would have on RadNet’s operating results, cash flows and financial position, voluntarily agreed to temporarily reduce the cash portion of their director compensation by 50%. Full compensation was restored to the directors on October 1, 2020.

In November 2020, upon the recommendation of the Compensation and Management Development Committee, the Board of Directors determined that there would be no changes to non-employee director compensation for 2021, such that all elements of non-employee director compensation shall be the same as in 2020.

Equity Compensation Awarded in 2020

On June 1, 2020, certain non-employee directors each received a restricted stock award of 7,383 common shares under the Restated 2006 Plan, with a grant date value of approximately $125,000 based on the $16.93 per-share closing price of RadNet’s common stock. Subject to continued service, vesting of this stock grant will occur at the end of each non-employee director’s current term which coincides with the Annual Meeting.

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Nonqualified Deferred Compensation Arrangements

Non-employee directors are eligible to participate in our Nonqualified Deferred Compensation Plan. None of our non-employee directors elected to defer any portion of their 2020 compensation.

Non-Employee Director Compensation

The table below summarizes the compensation received for the fiscal year ended December 31, 2020 by each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($) (1)	Total ($)
Marvin S. Cadwell	57,250		0	57,250
Lawrence L. Levitt	67,000		125,000	192,000
Laura P. Jacobs	14,917	(2)	125,000	139,917
David L. Swartz	82,000		125,000	207,000

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(1)	Reflects the restricted stock awards described above in “Equity Compensation”. In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted in 2020 computed in accordance with FASB ASC Topic 718, calculated by multiplying the number of shares subject to the award by the closing price of RadNet’s common stock on the grant date. These are not amounts actually paid to or necessarily realized by the non-employee director. As of December 31, 2020, each of the non-employee directors (other than Mr. Cadwell) held 7,383 shares of unvested restricted stock and no stock options. As of December 31, 2020, Mr. Cadwell held no shares of unvested restricted stock and no stock options.
(2)	Ms. Jacobs was elected to our Board of Directors on June 1, 2020.

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EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of March 31, 2021, and their positions are shown below.

Name of Executive Officer	Age	Position	Executive Officer Since
Howard G. Berger, M.D.	75	President, Chief Executive Officer and Chairman of the Board	1992
John V. Crues, III, M.D.	71	Vice President and Medical Director	2000
Stephen M. Forthuber	60	President and Chief Operating Officer – Eastern Operations	2006
Norman R. Hames	65	President and Chief Operating Officer – Western Operations	1996
Michael M. Murdock	66	Executive Vice President and Chief Development Officer	2007
Mark D. Stolper	49	Executive Vice President and Chief Financial Officer	2004
Mital Patel	35	Executive Vice President of Financial Planning and Analysis and Chief Administrative Officer	2016
David J. Katz	57	Executive Vice President, General Counsel and Corporate Secretary	2020
Ranjan Jayanathan	65	Executive Vice President and Chief Information Officer	2021

Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Stephen M. Forthuber has served as an executive officer of RadNet since our acquisition of Radiologix, Inc. in 2006 and currently serves as our President and Chief Operating Officer-Eastern Operations. He joined Radiologix in January 2000 as Regional Director of Operations, Northeast. From July 2002 until January 2005 he served as Regional Vice President of Operations, Northeast and from February 2005 until December 2005 he was Senior Vice President and Chief Development Officer for Radiologix and from December 2005 until November 2006 he was Chief Operating Officer. Prior to working at Radiologix, Mr. Forthuber was employed from 1982 until 1999 by Per-Se Technologies, Inc. and its predecessor companies, where he had significant physician practice management and radiology operations responsibilities. Mr. Forthuber received a B.A. in Business Administration from the College of William and Mary in Virginia.

Norman R. Hames has served as an executive officer of RadNet since 1996 and currently serves as our President and Chief Operating Officer-Western Operations. Mr. Hames served on RadNet’s Board of Directors from 2000 until his resignation in 2019. Applying his more than 30 years of experience in the industry, Mr. Hames oversees all aspects of our California facility operations. His management team, comprised of regional directors, managers and sales managers, is responsible for responding to all of the day-to-day concerns of our California facilities, patients, payors and referring physicians. Prior to joining RadNet, Mr. Hames was President and Chief Executive Officer of his own company, Diagnostic Imaging Services, Inc. (which we acquired), which owned and operated 14 multi-modality imaging facilities throughout Southern California. Mr. Hames gained his initial experience in operating imaging centers for American Medical International, or AMI, and was responsible for the development of AMI’s single and multi-modality imaging centers.

Michael Murdock has served as our Executive Vice President and Chief Development Officer since 2007. Mr. Murdock has spent the majority of his career in senior financial positions with healthcare companies, ranging in size from venture-backed startups to multi-billion dollar corporations, including positions with American Medical International and its successor American Medical Holding, Inc., a publicly traded owner and operator of acute care facilities that was acquired by National Medical Enterprises, now Tenet Healthcare (NYSE: THC). From 1999 through 2004, Mr. Murdock served as Chief Financial Officer of Dental One, a venture capital-backed owner and operator of 48 dental practices in Texas, Arizona, Colorado and Utah. From 2005 to 2006, Mr. Murdock served as Chief Financial Officer of Radiologix and joined us following the Radiologix acquisition. Mr. Murdock began his career in 1978 as an auditor with Arthur Andersen after receiving a B.S. degree from California State University, Northridge.

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Mark D. Stolper has served as our Executive Vice President and Chief Financial Officer since July 2004 and prior to that was an independent member of our Board of Directors. Prior to joining RadNet, Mr. Stolper had diverse experiences in investment banking, private equity, venture capital investing and operations. Mr. Stolper began his career as a member of the corporate finance group at Dillon, Read and Co., Inc., executing mergers and acquisitions, public and private financings, and private equity investments with Saratoga Partners LLP, an affiliated principal investment group of Dillon Read. After Dillon Read, Mr. Stolper joined Archon Capital Partners, which made private equity investments in media and entertainment companies. Mr. Stolper also worked for Eastman Kodak, where he was responsible for business development for Kodak’s Entertainment Imaging subsidiary ($1.5 billion in sales). Mr. Stolper was also co-founder of Broadstream Capital Partners, a Los Angeles-based investment banking firm focused on advising middle market companies engaged in financing and merger and acquisition transactions. Mr. Stolper has been a member of the board of directors of Surgalign Holdings, Inc. (NASDAQ: SRGA) since March 2017 and Coherus BioSciences, Inc. (NASDAQ: CHRS) since January 2021. He was a member of the board of directors and audit committee for On Track Innovations, Ltd. (NASDAQ: OTIV) from December 2012 until December 2016. He was also previously a member of the board of directors and audit committee for Metropolitan Health Networks, Inc. (NYSE: MDF) from April 2010 until its sale in December 2012, was a member of the board of directors for a privately held entertainment company providing discount ticketing services and branded event merchandising and was Chairman of the board for a private telemedicine and eHealth provider. Mr. Stolper graduated with a liberal arts degree from the University of Pennsylvania and a finance degree from the Wharton School. Additionally, Mr. Stolper earned a postgraduate Award in Accounting from the University of California, Los Angeles.

Mital Patel has served as our Executive Vice President of Financial Planning and Analysis since 2016 and Chief Administrative Officer since 2021. Mr. Patel has over a decade of senior healthcare management experience. Mr. Patel began his career at RadNet in 2010 where he applied his extensive healthcare industry experience to drive profitability and market share for RadNet. Mr. Patel started his career at Truxtun Radiology and served as part of the management team before the acquisition by RadNet. At Truxtun, Mr. Patel increased practice revenue, managed operation initiatives and quality compliance measures, and managed Truxtun’s acquisition by RadNet. Mr. Patel received a B.A. degree in Business Administration from California State University in Bakersfield. Mr. Patel has also been very active in the community, having held board seats in several non-profit organizations.

David J. Katz has served as our Executive Vice President and General Counsel since March 2, 2020. Mr. Katz has served as our Corporate Secretary since April 2021. Mr. Katz joined RadNet from the international law firm Perkins Coie LLP, where he was a partner for 20 years, and had been in private practice for over 30 years. Mr. Katz’s legal practice has focused on corporate finance, mergers and acquisitions, business planning and SEC compliance. Mr. Katz has also served as a Los Angeles County Sheriff Reserve Deputy since 1990, and is a two-time Medal of Valor recipient from the Los Angeles County Sheriff’s Department.

Ranjan Jayanathan is RadNet’s Chief Information Officer and General Manager of eRAD, the company’s information technology division. Mr. Jayanathan joined RadNet in 2010 from Voyant Health, where he was the General Manager of American operations. Prior to Voyant, he was a member of the executive management team of Dynamic Imaging. During his nine year tenure at Dynamic Imaging, Mr. Jayanathan managed sales, client services, and solutions architecture. He assisted with Dynamic Imaging’s sale to General Electric in 2007 and its integration into GE’s operations. Prior to Dynamic Imaging, he held various Chief Information Officer and Research and Development positions at Advanced Radiology, Reynolds and Reynolds, and National Medical Computer Services. Mr. Jayanathan earned a degree in electrical engineering from the Massachusetts Institute of Technology.

Our executive officers are elected annually and serve at the discretion of the Board of Directors. There are no family relationships among any of our executive officers and directors.

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COMPENSATION COMMITTEE REPORT*

The Compensation and Management Development Committee of the Board of Directors is comprised of independent non-employee directors and operates pursuant to a written charter. A copy of the charter can be viewed by visiting our website at www.radnet.com and clicking on “Investor Relations” and then on “Corporate Governance.” The Compensation and Management Development Committee is responsible for setting and overseeing the administration of the policies governing annual compensation of RadNet’s executive officers. The Compensation and Management Development Committee reviews the performance and compensation levels for executive officers, including the Chief Executive Officer, and sets salary levels.

The Compensation and Management Development Committee has reviewed and discussed with RadNet’s management the “Compensation Discussion and Analysis” included below and unanimously recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

Submitted by the Compensation and Management Development Committee:

Lawrence L. Levitt, Chair Laura P. Jacobs David L. Swartz

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* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains the guiding principles and practices upon which our executive compensation program is based and the compensation paid to our 2020 Named Executive Officers (who consist of our principal executive officer, principal financial officer and our next three most highly compensated executive officers in 2020):

Howard G. Berger, M.D. – President and Chief Executive Officer (our principal executive officer)

Mark D. Stolper – Executive Vice President and Chief Financial Officer (our principal financial officer)

Norman R. Hames – President and Chief Operating Officer – Western Operations

Stephen M. Forthuber – President and Chief Operating Officer – Eastern Operations

Mital Patel – Executive Vice President of Financial Planning and Analysis and Chief Administrative Officer

Our executive compensation program is designed to attract, retain and motivate talented executive officers who are capable of providing leadership, vision and execution necessary to achieve our business objectives. We actively seek to align the interests of our Named Executive Officers with the creation of stockholder value through our equity compensation program. We believe the compensation paid to our Named Executive Officers for the year ended December 31, 2020 appropriately reflects and rewards their contribution to our performance.

2020 was a challenging year. The outbreak of the COVID-19 pandemic significantly disrupted our operations. It was not until the third quarter that business returned to 90% of pre-COVID-19 levels. Despite the continuing impact of COVID-19, the fourth quarter produced the strongest quarterly performance in the Company’s history. Our 2020 revenue of $1.098 billion, represents a decrease of 4.9% over 2019. We generated a net loss for the year of $14.8 million, as compared to net income of $14.8 million in 2019.

Despite the challenging environment, RadNet’s management responded quickly and effectively to adjust costs in response to the declining procedure volumes, while taking steps to position the Company for stronger performance in 2021 and beyond. The second half of 2020 showed a strong recovery of procedure volumes and a significant impact from cost reductions that were implemented as a result of COVID-19. In 2020 we acquired DeepHealth Inc., an artificial intelligence and machine learning company, that will help us in our quest to develop solutions for image interpretation and for streamlining certain business processes. We also acquired AZ-Tech Radiology & Open MRI, LLC, which expanded our reach to Phoenix, Arizona. We also acquired additional interests in existing joint ventures and additional imaging centers, and established a new joint venture with CHI National Services Inc. (Dignity Health) to operate our Arizona centers. We believe that notwithstanding the impact of COVID-19, our cost-cutting efforts in 2020 and our recovery in the second half of 2020 was directly related to the performance of our executive management.

Compensation Philosophy

The following principles influence and guide the compensation decisions of the Compensation and Management Development Committee:

•	Our Management Team is Integral to our Success. At the core of our compensation philosophy is the guiding belief that our management team is an integral component to RadNet’s continued success. Equity compensation and cash bonuses are generally determined near the end of the calendar year and are paid at the beginning of the fiscal year with the goal of continuing to retain and incentivize our Named Executive Officers to achieve or exceed the strategic initiatives set for the upcoming year.

•	Compensation Decisions Should Promote the Interests of Stockholders. Compensation should create incentives for management to achieve strong short-term (annual) performance in a manner that supports and ensures our long-term success and profitability. The Compensation and Management Development Committee believes that stock option and/or restricted stock awards (or restricted stock units (“RSUs”)) create long-term incentives that align the interests of management with the long-term interests of stockholders.

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•	Compensation Should Reflect Position and Responsibility. Total compensation and accountability should generally increase with position and responsibility. Consistent with this philosophy: (1) total compensation is higher for individuals with greater responsibility and greater ability to influence RadNet’s achievement of targeted results and strategic initiatives; and (2) equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation.

•	Internal Pay Equity. We have not established a formal policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers, but the Compensation and Management Development Committee believes that internal pay equity is an important factor to be considered in establishing compensation for our Named Executive Officers, and reviews compensation levels to ensure that appropriate pay equity exists.

•	Compensation Should be Reasonable and Responsible. It is essential that our overall compensation levels be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results. At the same time, we believe that compensation should be set at responsible levels and the Compensation and Management Development Committee periodically reviews market information from external sources or advisors to determine appropriate levels. Our executive compensation programs are intended to be consistent with our focus on controlling costs.

•	Compensation Disclosures Should be Clear and Complete. The Compensation and Management Development Committee and management believe that all aspects of executive compensation should be clear, comprehensible and promptly disclosed in plain English. The Compensation and Management Development Committee and management believe that compensation disclosures should provide all of the information necessary to permit stockholders to understand our compensation philosophy, our compensation-setting process and how and how much our executives are paid.

Board and Committee Process

The Role of the Compensation and Management Development Committee

Our Board of Directors has delegated to the Compensation and Management Development Committee the authority to approve all compensation and awards to Named Executive Officers. With respect to equity compensation awarded to the Named Executive Officers and others, the Compensation and Management Development Committee acts as the administrator under the Restated 2006 Plan, and has the authority under that plan to grant equity compensation awards, including restricted stock, RSUs and stock options.

Our Compensation and Management Development Committee meets as often as necessary to perform its duties and responsibilities. The Committee meets with its compensation consultant and, as applicable, executive management, including our Chief Executive Officer. The Compensation and Management Development Committee meets in executive session each year to: (1) evaluate the performance of the Named Executive Officers, (2) set the annual compensation of the Named Executive Officers, and (3) consider and approve any grants of equity incentive compensation to the Named Executive Officers.

The Compensation and Management Development Committee has ultimate authority, including delegated authority over all aspects of Named Executive Officer compensation, including the base salary for each Named Executive Officer and the overall compensation of the Chief Executive Officer. The Compensation and Management Development Committee has, for several years, adhered to an informal policy pursuant to which each year the Committee determines, based on a number of factors, the aggregate maximum value of cash bonus, restricted stock (or RSUs) and/or stock options that may be awarded to each Named Executive Officer. The Compensation and Management Development Committee has delegated to the Chief Executive Officer the authority to allocate the exact amount of such awards and the combination of cash and equity for the other Named Executive Officers.

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The Role of Management in the Compensation-Setting Process

Management’s role in the compensation-setting process, includes the following:

•	to establish the operating budget approved by the Board of Directors, which forms the basis for evaluating corporate achievements and the achievements of the divisions our Named Executive Officers manage that are taken into consideration when evaluating compensation levels for Named Executive Officers;

•	to make recommendations to the Compensation and Management Development Committee on salary levels and stock option and restricted stock awards (or RSUs); and

•	our Chief Executive Officer allocates the amount of cash bonus, restricted stock (or RSUs) and stock option amounts to be awarded to our Named Executive Officers (other than himself), in all cases subject to the guidelines and limitations established by the Compensation and Management Development Committee.

Management also prepares information for each Compensation and Management Development Committee meeting. Our Chief Executive Officer also participates in committee meetings at the request of the Compensation and Management Development Committee to provide, among other things:

•	background information regarding RadNet’s strategic objectives; and

•	his evaluation of the performance of the Named Executive Officers, including accomplishments, and areas of strength and weakness.

The Role of the Compensation Consultant

Under its charter, the Compensation and Management Development Committee is granted the authority to retain outside advisors and compensation consultants. The Compensation and Management Development Committee has retained the compensation consulting firm Pearl Meyer to serve as its independent outside compensation consultant and provide compensation analysis and advice since 2016. Pearl Meyer provides the following services with respect to compensation determinations:

•	Executive compensation benchmarking and framework;

•	Assessment of market trends of non-employee director compensation;

•	Review of market compensation practices and trends;

•	Annual incentive plan and equity award design;

•	Advice on merit increases, target bonuses and equity award levels;

•	Legislative and regulatory updates; and

•	Attendance at certain Compensation and Management Development Committee meetings.

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Pearl Meyer also attends certain Compensation and Management Development Committee meetings in person or by telephone, including executive sessions as requested, and consults with the Compensation and Management Development Committee Chair between meetings. Pearl Meyer also reviewed and commented on this executive compensation disclosure and the Named Executive Officer and director compensation tables contained in this Proxy Statement.

As part of the selection and retention process, the Compensation and Management Development Committee analyzes the independence of Pearl Meyer under SEC and Nasdaq Rules. Pearl Meyer reports directly to the Compensation and Management Development Committee and performs no other work for RadNet besides rendering compensation consulting services.

In accordance with its charter, the Compensation and Management Development Committee analyzed whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to RadNet by Pearl Meyer; (ii) the amount of fees from RadNet paid to Pearl Meyer as a percentage of the firm’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by the firm with an executive officer of RadNet; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation and Management Development Committee; and (vi) any stock of RadNet owned by Pearl Meyer or the individual compensation advisors employed by the firm. The Compensation and Management Development Committee has determined, based on its analysis of the above factors, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to RadNet has not created a conflict of interest.

The Role of Peer Companies and Benchmarking

The Compensation and Management Development Committee reviews a peer group of companies (“Peer Group”) recommended by Pearl Meyer in order to assess the competitiveness of our executive officer compensation level and structure. The composition of the Peer Group is reviewed periodically. For 2020 and 2021, the Peer Group consists of the following companies:

AAC Holdings, Inc.	Amedisys Inc.	American Renal Associates Holdings, Inc.
Chemed Corp.	Civitas Solutions, Inc.	The Ensign Group, Inc.
Healthways Inc. (changed to Tivity Health, Inc.)	LHC Group, Inc.	National Healthcare Corp.
Premier, Inc.	Providence Service Corp.	Surgery Partners, Inc.
US Physical Therapy Inc.

The following selection criteria was established to identify companies for inclusion in the Peer Group:

•	U.S. publicly traded companies with annual revenue approximately one-third to two times RadNet’s annual revenue

•	Primary operations in the healthcare facility and services industry

Elements of Executive Compensation

Base Salary

We seek to establish a base salary compensation level that appropriately recognizes each Named Executive Officer’s achievements and contributions. Base salary also provides executives with a secure level of monthly income that is not at risk, and our Compensation and Management Development Committee believes that this gives our Named Executive Officers the ability to focus on the longer term and avoid the urgency that could otherwise encourage a Named Executive Officer to take unnecessary risks. In determining base salaries, our Compensation and Management Development Committee considers the Named Executive Officer’s qualifications and experience, scope of responsibilities and future potential, the executive’s ability to influence RadNet’s achievements of targeted results and strategic initiatives, the goals and objectives established for the Named Executive Officer, the Named Executive Officer’s past performance, the general pay practices at other companies in our Peer Group, internal pay equity and the tax deductibility of base salary.

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Discretionary Cash Bonuses

In recent years, in lieu of increasing base salary compensation, the Compensation and Management Development Committee has elected to supplement base salary and equity based compensation with discretionary cash bonus awards generally paid in the beginning of the fiscal year. These discretionary cash bonuses are awarded with the goal of continuing to retain and incentivize our Named Executive Officers to achieve or exceed the strategic initiatives set for the upcoming year.

Equity Based Compensation

We believe that equity compensation is the most effective means of aligning the interests of our officers and other key management personnel with gains realized by our stockholders. The Compensation and Management Development Committee uses equity awards, including restricted stock, RSUs and stock options, as a long-term incentive vehicle because:

•	restricted stock, RSUs and/or stock options align the interests of executives with those of our stockholders, support a pay-for-performance culture, foster employee stock ownership and focus the management team on increasing value for our stockholders; and

•	the vesting period encourages executive retention and the creation of stockholder value.

We use a mix of restricted stock, RSUs and/or stock options for equity compensation grants to the Named Executive Officers. In determining the maximum number of shares of restricted stock, RSUs and stock options to be granted to Named Executive Officers, the Compensation and Management Development Committee considers the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance, the value of the equity awards in relation to other elements of total compensation, internal pay equity and market competitiveness. The Chief Executive Officer considers similar factors when allocating the number of shares of restricted stock, RSUs and stock options to be granted to the senior executive officers, within the limitations set by the Compensation and Management Development Committee.

We have one long-term equity incentive plan–the Restated 2006 Plan—which was most recently approved by our stockholders at our annual stockholders meeting on June 8, 2017. Unless terminated earlier or extended in accordance with Proposal 4 below, the Restated 2006 Plan will terminate on March 9, 2027. The Restated 2006 Plan permits the discretionary award of incentive stock options (ISOs), nonqualified stock options (NSOs), stock appreciation rights (SARs), restricted stock, RSUs, and cash awards. Employees, consultants and Board members of RadNet and certain of our affiliated companies are eligible to receive awards under the Restated 2006 Plan. A fuller description of the Restated 2006 Plan is included in Proposal 4.

Additional Benefits

Our executive officers, including our Named Executive Officers, participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees. Perquisites to our Named Executive Officers are not a material element of our compensation program. We pay the premiums for our Named Executive Officers’ coverages under our health and life insurance plans and all of our Named Executive Officers are provided a monthly car allowance. We also maintain a Split Dollar Life Insurance Plan pursuant to which we have corporate owned life insurance (“COLI”) policies on our key management employees including our Named Executive Officers. These COLI policies would, upon the insured’s death, pay death benefits proceeds to the insured’s beneficiaries while RadNet would then receive any excess death benefit proceeds along with any remaining cash surrender value of the COLI policy. Each Named Executive Officer has executed a participation agreement with RadNet under the Split Dollar Life Insurance Plan and this agreement specifies the amount of death benefit proceeds and the beneficiaries of this life insurance arrangement. Additionally, we have historically provided matching 401(k) contributions for our employee participants; however, the Company did not provide matching 401(k) contributions in 2020.

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Change in Control and Severance Arrangements

As an inducement to attract and retain qualified executive officers, certain benefits are provided if the Named Executive Officer’s employment is terminated under certain circumstances, including termination following a change in control of RadNet. Certain of our Named Executive Officers’ employment agreements provide for them to receive severance payments to include one or more times their annual base salary and there is full acceleration of vesting for all then-unvested shares subject to restricted stock awards, RSUs, stock option awards or warrants upon the date of termination of employment outside of a change in control of RadNet. Certain of our Named Executive Officers’ employment agreements provide that if, in anticipation of or during the 24 months following a change in control of RadNet, a Named Executive Officer’s employment is terminated without “Cause” or a Named Executive Officer resigns for “Good Reason” (each as defined in the Restated 2006 Plan), then all then-unvested shares subject to restricted stock awards, RSUs, stock option awards or warrants become fully vested upon the date of termination of employment. And certain of our Named Executive Officers’ employment agreements provide that, in the event of a change in control of RadNet, all then-unvested shares subject to restricted stock awards, RSUs, stock option awards or warrants become fully vested upon the date of the change in control. None of our Named Executive Officers are eligible for gross-up payments to cover excise taxes in connection with a change in control transaction. There is full acceleration of vesting for all then-unvested shares underlying restricted stock awards, RSUs and stock option grants under the Restated 2006 Plan and the Nonqualified Deferred Compensation Plan upon termination of a participant’s service due to his/her death or Disability, as defined in the Restated 2006 Plan.

Nonqualified Deferred Compensation Arrangements

We maintain a Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) which is administered by the Compensation and Management Development Committee. The Named Executive Officers, the members of the Board of Directors, and other executives or highly compensated employees of RadNet or designated affiliated entities (collectively, “participants”) who are selected by the Compensation and Management Development Committee are eligible to participate in the Deferred Compensation Plan. Participants have the opportunity to voluntarily elect to defer the timing of payment of base salary, incentive compensation and/or stock awards. The Compensation and Management Development Committee determines which forms of compensation are eligible for deferral and can prescribe limits on the amount of deferrals. It may also, in its discretion, credit a participant’s account with a contribution amount from RadNet.

Cash-based deferrals may also accrue notional investment returns based on the performance of one or more measurement funds selected by RadNet and in which the participant may elect to have portions of his/her cash account hypothetically invested. RadNet stock grant deferrals will be settled on a one-for-one basis with RadNet common shares (or their cash equivalent). The Deferred Compensation Plan is not funded; payments are made out of RadNet’s general assets and participants are unsecured general creditors of RadNet with respect to deferred amounts. However, as expressly permitted under the Deferred Compensation Plan, RadNet has established a “rabbi trust” to provide a source of funds for meeting its financial obligations under the Deferred Compensation Plan.

Participants generally must submit their elections to defer compensation before the calendar year in which compensation is earned (except that participants can make a deferral election within 30 days of their initial eligibility to participate in the Deferred Compensation Plan). Once such an election is timely made, the deferral remains effective for subsequent years unless the participant affirmatively terminates the deferral. Settlement of deferred amounts will be affected in accordance with the Deferred Compensation Plan and the applicable deferral election and generally will be paid in either a lump sum or a series of annual installments after the applicable distribution date. Deferred compensation amounts can be paid out on an accelerated basis under certain circumstances including a change in control of RadNet. The aggregate amount that could potentially be paid out under the Deferred Compensation Plan is presently indeterminable and will depend on the amounts and types of deferrals along with the performance of the hypothetical investments and RadNet stock value.

The Deferred Compensation Plan is intended to be a “top-hat” plan and is governed by the laws of the state of Delaware except to the extent preempted by The Employee Retirement Income Security Act of 1974. It is intended that the Deferred Compensation Plan and any payments thereunder comply with Internal Revenue Code (“Code”) Section 409A, which governs the federal income taxation of nonqualified deferred compensation. The Deferred Compensation Plan will remain in effect until terminated by RadNet, but deferred amounts may still, in certain circumstances, remain outstanding in accordance with the applicable deferral elections after termination.

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Pay Ratio Disclosure

Under SEC rules we are required to disclose the ratio of our median employee’s total annual compensation to the total annual compensation of Dr. Berger, our principal executive officer.

In determining the median employee, we prepared a list of all employees as of December 31, 2020. We excluded 38 employees based overseas in Canada and Hungary, because they represented less than 1.0% of total employees and their exclusion did not have a material effect on the median calculation. We do not grant equity compensation awards widely to our employees, and consequently determined that annual gross wages is an appropriate compensation metric to utilize. We selected our median employee based on the annual gross wages reflected in our payroll records in 2020, which includes part-time, temporary and international employees (we do not have any seasonal employees).

For 2020, the pay ratio calculation is as follows, showing that for 2020, the PEO’s total annual compensation was 81 times that of the median of the total annual compensation of all employees other than the PEO:

Median Employee total annual compensation	$35,155
Dr. Berger (“PEO”) total annual compensation	$2,835,761
Ratio of PEO to Median Employee Compensation	80.66:1

Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to use a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. These companies may also operate in different industries and different geographic locations, be of a different size, have different revenues, earnings and market capitalization and be subject to different regulation than RadNet.

2020 Compensation Determinations

The Compensation and Management Development Committee, with advice from Pearl Meyer, elected to increase base salaries for the Named Executive Officers in 2020 in order attain a greater level of parity with the Peer Group, as set forth below:

	2019 Salary	2020 Salary
Howard Berger, M.D.	$1,000,000	$1,200,000
Mark Stolper	$475,000	$525,000
Stephen Forthuber	$550,000	$600,000
Norman Hames	$550,000	$600,000
Mital Patel	$425,000	$500,000

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Based on the competitive analysis provided by Pearl Meyer, the Compensation and Management Development Committee established the maximum amounts for the discretionary cash bonus and restricted stock (or RSU) grants. The maximum cash bonus and restricted stock grant amounts are to equal, in the aggregate, approximately 100% of such Named Executive Officer’s annual base salary paid in 2019. The maximum amounts for discretionary cash bonuses, restricted stock (or RSU) grants and stock options in 2020 are intended to support retention and to continue to align the interests of our Named Executive Officers with the creation of stockholder value. On January 6, 2020, in accordance with the Compensation and Management Development Committee’s authorization, Dr. Berger elected to award the maximum amounts for any discretionary cash bonus, restricted stock (or RSU) and stock option grants to each of the Named Executive Officers (other than the Chief Executive Officer), as set forth below:

	Cash Bonus	Number of Shares of Restricted Stock/RSUs	Number of Shares Subject to Option Grants
Mark Stolper	$237,500	11,625	11,625
Stephen Forthuber	$275,000	13,461	13,461
Norman Hames	$275,000	13,461	13,461
Mital Patel	$212,500	10,401	10,401

Mr. Stolper’s stock grant (net of the portion transferred to his former spouse) was in the form of an RSU because he had timely elected to defer such equity grant compensation under the Deferred Compensation Plan. The restricted stock and RSU grants vest annually in equal one-third increments with the first installment vesting on the grant date.

Based on recommendations presented by Pearl Meyer and in an effort to attain a greater level of parity with the Peer Group, the Compensation and Management Development Committee also elected to grant to each Named Executive Officer a stock option (as shown above) covering the same number of shares of restricted stock (or RSUs) contemporaneously granted to such Named Executive Officer. The stock options have a maximum ten year term and an exercise price equal to the closing price ($20.43) of RadNet’s common stock on the date of grant (January 6, 2020) and in the aggregate vest equally in one-third increments on each of the first three anniversaries of the grant date.

Consistent with prior years, the Compensation and Management Development Committee elected not to grant any equity awards to Dr. Berger in 2020. The Compensation and Management Development Committee determined that the equity interest in RadNet owned by HFB Heirs’ Trust II, an irrevocable trust for the benefit of Dr. Berger’s children, was sufficient to align Dr. Berger’s interests with other stockholders. As an alternative to an equity award, and consistent with its actions in 2019, the Compensation and Management Development Committee awarded Dr. Berger a discretionary cash bonus of $2,000,000, which was paid in January 2020.

In April 2020, RadNet’s Named Executive Officers, citing the evolving and uncertain impact the COVID-19 pandemic will have on RadNet’s operating results, cash flows and financial position, voluntarily agreed to temporarily reduce base salaries by 50%. In November 2020, the Compensation and Management Development Committee restored these base salaries to their prior rates effective October 1, 2020.

In November 2020, the Compensation and Management Development Committee approved the promotion of Mital Patel to the position of Chief Administrative Officer (“CAO”), effective on January 1, 2021, and they also determined that they would consider making any promotion related compensation adjustments in January 2021.

2020 Stockholder Advisory Vote on Executive Compensation

In June 2020, over 98% of the stockholder votes (including those that abstained and excluding broker non-votes) were cast “FOR” the stockholder advisory vote regarding our Named Executive Officers’ compensation, an increase from the over 97% of stockholder votes cast “FOR” the same stockholder advisory vote in June 2019. The Compensation and Management Development Committee carefully considered these results and a variety of other information, including the most recent competitive market assessment of pay, in determining compensation structure and amounts for 2021, which generally is similar to what was done for 2020.

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2021 Compensation Determinations

The Compensation and Management Development Committee elected to not increase base salaries for the Named Executive Officers in 2021 other than a $25,000 increase for Mr. Patel in recognition of his promotion to CAO. In connection with such promotion, in January 2021 Mr. Patel also was awarded 25,000 vested shares under the Restated 2006 Plan.

Based on the competitive analysis provided by Pearl Meyer, the Compensation and Management Development Committee established the maximum amounts for the discretionary cash bonus and restricted stock (or RSU) grants. The maximum cash bonus and restricted stock grant amounts are to equal, in the aggregate, approximately 100% of such Named Executive Officer’s annual base salary paid in 2020. The maximum amounts for discretionary cash bonuses, restricted stock (or RSU) grants and stock options in 2021 are intended to support retention and to continue to align the interests of our Named Executive Officers with the creation of stockholder value. On January 4, 2021, in accordance with the Compensation and Management Development Committee’s authorization, Dr. Berger elected to award the maximum amounts for any discretionary cash bonus and restricted stock (or RSU) grants to each of the Named Executive Officers (other than the Chief Executive Officer), as set forth below. The Compensation and Management Development Committee did not authorize any stock option grants to the Named Executive Officers.

	Cash Bonus	Number of Shares of Restricted Stock/RSUs
Mark Stolper	$393,750	21,169
Stephen Forthuber	$450,000	24,193
Norman Hames	$450,000	24,193
Mital Patel	$375,000	20,161

Mr. Stolper’s stock grant (net of the portion transferred to his former spouse) was in the form of a RSU because he had timely elected to defer such equity grant compensation under the Deferred Compensation Plan. The restricted stock and RSU grants vest annually in equal one-third increments with the first installment vesting on the grant date.

Consistent with prior years, the Compensation and Management Development Committee elected not to grant any equity compensation awards to Dr. Berger in 2021. As an alternative to an equity award, the Compensation and Management Development Committee awarded Dr. Berger a discretionary cash bonus of $3,000,000, which was paid in January 2021.

Taxes, Risks and other Considerations

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to “covered employees.” The Compensation and Management Development Committee considers tax deductibility as one of many factors in determining executive compensation, including the impact of these tax law changes. However, the Compensation and Management Development Committee believes that in certain circumstances factors other than tax deductibility take precedence when determining the forms and levels of executive compensation most appropriate and in our best interest and the best interest of our stockholders. Thus, executive compensation arrangements may not be tax deductible or, if initially intended to be tax deductible, may not actually receive this treatment.

Risk Considerations in Our Compensation Programs

Our Compensation and Management Development Committee reviews the concept of risk as it relates to our compensation program and does not believe our compensation program encourages excessive or inappropriate risk taking. The Committee believes our compensation programs strike a balance between providing secure compensation (base salaries) as well as appropriate short- and long-term incentives, such that our executive officers are not encouraged to take unnecessary or excessive risks.

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Stock Ownership

We structure our pay to consist of primarily fixed compensation with base salary in cash and non-cash long-term incentive programs. Although we do not have requirements or guidelines specifying amounts of ownership of RadNet common stock for our Named Executive Officers, we do promote and encourage the aligning of their interests with those of our stockholders by providing them with significant equity awards.

Clawback Policy

Our Board of Directors has adopted a Policy on Recoupment of Compensation or “Clawback Policy” that is intended to deter both financial/accounting irregularities with respect to RadNet’s financial statements and also misconduct by senior executives. The Clawback Policy is generally administered by the Compensation and Management Development Committee although the Board of Directors may administer the policy or designate another committee to serve in such role, and may also act in conjunction with the Audit Committee. The policy applies to RadNet’s officers and other designated key employees (collectively, “Senior Executives”) during their employment and continuing until the third anniversary of their cessation in serving as a Senior Executive.

Under the Clawback Policy, if RadNet restates any financial statements previously filed with the SEC (other than due to a change in accounting policy), then the Compensation and Management Development Committee (or other designated committee) can take certain actions to recoup performance-based compensation from the Senior Executives that exceeded the amount that would have been paid under the restated financial results, including the cancellation of equity compensation awards. Performance-based compensation that was paid or earned more than three years prior to the date of discovery of the financial/accounting irregularity would generally not be subject to recoupment under the Clawback Policy. A Senior Executive that is determined to have committed “Misconduct” (as defined under the Clawback Policy) is subject to additional measures including recoupment or cancellation or reimbursement of incentive compensation, adjustment of future compensation, and/or disciplinary actions including termination of employment (with concurrence of the Board of Directors).

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table, footnotes and related narrative summarizes the total compensation paid to or earned by each of our Named Executive Officers for 2020, 2019 and 2018:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Howard G. Berger, M.D.	2020	782,692	2,000,000	--	--	53,069	2,835,761
President and Chief Executive Officer	2019	1,000,000	2,000,000	--	--	48,401	3,048,401
(principal executive officer)(4)	2018	1,000,000	2,000,000	--	--	11,862	3,011,862

Mark D. Stolper	2020	389,375	237,500	237,500	107,322	23,964	995,661
Executive Vice President and Chief Financial Officer	2019	475,000	237,500	237,498	113,877	25,608	1,089,483
(principal financial officer)	2018	475,000	237,500	237,492	124,608	31,819	1,106,419

Stephen M. Forthuber	2020	445,192	275,000	275,000	124,272	31,424	1,150,888
President and Chief Operating	2019	550,000	275,000	274,977	131,842	33,435	1,265,254
Officer – Eastern Operations	2018	550,000	275,000	274,998	144,287	17,750	1,262,035

Norman R. Hames	2020	445,192	275,000	275,000	124,272	12,607	1,132,071
President and Chief Operating	2019	550,000	275,000	274,977	131,842	14,873	1,246,712
Officer – Western Operations	2018	550,000	275,000	274,998	144,287	7,625	1,251,910

Mital Patel	2020	368,173	212,500	212,500	96,022	33,184	922,379
Executive Vice President of Financial Planning and Analysis and	2019	425,000	187,500	187,493	89,897	33,988	923,988
Chief Administrative Officer	2018	375,000	187,500	187,503	98,379	19,989	868,371

_______________

(1)	The salaries paid to our Named Executive Officers in 2020 were reduced compared to prior years as the result a voluntary reduction of base salaries during the period from April 2020 to October 2020 in response to uncertainties associated with the COVID-19 pandemic.

(2)	The value for the stock awards is based on the number of shares granted multiplied by the closing share price of our common stock on the date of grant. These are not amounts actually paid to or realized by the Named Executive Officer. In accordance with SEC rules, the grant date fair value for stock options is calculated based on a Black Scholes valuation of each award, determined under FASB ASC 718 incorporating the following assumptions: expected life 6 years; weighted average volatility 45.2%; risk free interest rate 1.8%; and expected dividend yield 0%. We used historical stock prices as the basis for the volatility assumptions. The risk free interest rate was based on U.S. Treasury rates in effect at the time of grant. See Note 11, Stock-Based Compensation, to our audited financial statements for the fiscal year ended December 31, 2020, included in our Annual Report on Form 10-K filed with the SEC on March 16, 2021, for a further discussion of the relevant valuation assumptions used in calculating grant date fair value.

(3)	For 2020, the Named Executive Officers received the following: (i) an annual car allowance as follows: $9,600 for Mr. Stolper, $15,000 for Mr. Forthuber, $4,875 for Mr. Hames, and $18,000 for Mr. Patel; (ii) RadNet paid premiums for coverage under RadNet’s split dollar life insurance plans in the following amounts: $37,400 for Dr. Berger, $720 for Mr. Stolper, $1,630 for Mr. Forthuber, $2,280 for Mr. Hames and $390 for Mr. Patel; (iii) Messrs. Stolper, Forthuber, Hames and Patel did not received a 401(k) retirement plan match from RadNet; (iv) RadNet paid premiums for group health insurance (medical, dental and vision) plans in the following amounts: $14,350 for Dr. Berger, $13,213 for Mr. Stolper, $14,362 for Mr. Forthuber, $5,020 for Mr. Hames, and $14,362 for Mr. Patel; and (v) RadNet paid premiums for life insurance and long-term disability coverage under RadNet’s group life insurance plans in the following amounts: $357 for Dr. Berger, $432 for Mr. Stolper, $432 for Mr. Forthuber, $432 for Mr. Hames, and $432 for Mr. Patel.

(4)	$500,000 of the base salary and all of the bonus compensation paid to Dr. Berger in each year was paid by BRMG.

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Grants of Plan-Based Awards

The table below sets forth certain information with respect to grants of awards to our Named Executive Officers under the Restated 2006 Plan during 2020.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Mark D. Stolper	01/6/20	11,625			237,500
	01/6/20		11,625	20.43	107,322
Stephen M. Forthuber	01/6/20	13,461			275,000
	01/6/20		13,461	20.43	124,272
Norman R. Hames	01/6/20	13,461			275,000
	01/6/20		13,461	20.43	124,272
Mital Patel	01/6/20	10,401			212,500
	01/6/20		10,401	20.43	96,022

_______________

(1)	Each restricted stock/RSU award vests in equal annual increments on January 6 of 2020, 2021 and 2022, subject to the officer’s continued service. Please see footnote (2) to the table under Outstanding Equity Awards at Fiscal Year End, below, for a description of conditions which cause acceleration of vesting for outstanding stock awards.

(2)	Each stock option award vests in equal annual increments on January 6 of 2021, 2022 and 2023, subject to the officer’s continued service. Please see footnote (1) to the table under Outstanding Equity Awards at Fiscal Year End, below, for a description of conditions which cause acceleration of vesting for outstanding stock option awards. All stock options have a ten year maximum term.

(3)	For discussion regarding the valuation model and assumptions used to calculate the grant date fair value of these stock and option awards, see footnote (1) to the Summary Compensation Table.

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Outstanding Equity Awards at Fiscal Year End

The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2020.

OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#)(1) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Mark D. Stolper (4)					13,681	267,744
January 4, 2016 Grant	35,703	0	6.07	1/4/2026
January 6, 2017 Grant	11,466	11,466	6.30	1/6/2027
January 2, 2018 Grant	7,188	14,376	10.05	1/2/2028
January 7, 2019 Grant	6,609	13,219	10.93	1/7/2029
January 6, 2020 Grant		10,608	20.43	1/6/2030
Stephen M. Forthuber					17,360	339,735
January 4, 2016 Grant	39,127	0	6.07	1/4/2026
January 6, 2017 Grant	25,132	12,566	6.30	1/6/2027
January 2, 2018 Grant	9,121	18,242	10.05	1/2/2028
January 7, 2019 Grant	8,386	16,772	10.93	1/7/2029
January 6, 2020 Grant		13,461	20.43	1/6/2030
Norman R. Hames					17,360	339,735
January 4, 2016 Grant	39,127	0	6.07	1/4/2026
January 6, 2017 Grant	25,132	12,566	6.30	1/6/2027
January 2, 2018 Grant	9,121	18,242	10.05	1/2/2028
January 7, 2019 Grant	8,386	16,772	10.93	1/7/2029
January 6, 2020 Grant		13,461	20.43	1/6/2030
Mital Patel					12,652	247,600
January 6, 2017 Grant	19,842	9,920	6.30	1/6/2027
January 2, 2018 Grant	6,219	12,438	10.05	1/2/2028
January 7, 2019 Grant	5,718	11,436	10.93	1/7/2029
January 6, 2020 Grant		10,401	20.43	1/6/2030

_______________

(1)	Relates to stock options issued under the Restated 2006 Plan. All stock options have a ten-year term from the date of grant. For stock options granted between 2016 and 2018, one-third of the stock options vest on the second anniversary of the date of grant and the remaining portion of the options vest in equal increments on the third and fourth anniversaries of the date of grant. For stock options granted in 2019 and 2020, one-third of the stock options incrementally vest on each of the first three anniversaries of the date of grant. Additionally, vesting accelerates on outstanding awards (i) upon termination of the officer’s service due to his death or Disability or (ii) on a “dual trigger” basis if, in anticipation of or during the 24 months following a change in control of RadNet, the employment of the Named Executive Officer is terminated either by RadNet without Cause or by the Named Executive Officer for Good Reason. However, for Messrs. Stolper and Forthuber, their respective employment agreements provide that vesting accelerates such that all options, warrants and any other deferred equity compensation granted by RadNet to Messrs. Stolper and Forthuber which are unvested at the date of a change in control will immediately vest upon such change in control that occurs during their employment.

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(2)	Relates to restricted stock/RSUs granted under the Restated 2006 Plan. One-third of the stock awards are fully-vested as of the date of grant and the remaining portion of the stock awards vest in equal increments on the first and second anniversaries of the date of grant. Vesting accelerates on outstanding awards (i) upon termination of the officer’s service due to his death or Disability or (ii) on a “dual trigger” basis if, in anticipation of or during the 24 months following a change in control of RadNet, the employment of the Named Executive Officer is terminated either by RadNet without Cause or by the Named Executive Officer for Good Reason. However, for Messrs. Stolper and Forthuber, their respective employment agreements provide that vesting accelerates such that all options, warrants and any other deferred equity compensation then granted to Messrs. Stolper and Forthuber which are unvested at the date of a change in control will immediately vest upon such change in control that occurs during their employment.

The number of shares of restricted stock/RSUs held by each of the Named Executive Officers, which were issued on January 2, 2019 and January 7, 2020, respectively, vest, subject to the officer’s continued service, according to the below schedule:

	Number of Shares Incrementally Vesting
Name	January 2021	January 2022
Mark D. Stolper	10,145	3,536
Stephen M. Forthuber	12,873	4,487
Norman R. Hames	12,873	4,487
Mital Patel	9,185	3,467

(3)	The aggregate market value is determined by multiplying the number of shares that have not vested by $19.57 per share, the closing price of our common stock as of December 31, 2020.

(4)	Amounts of stock options and RSUs listed for Mr. Stolper are net of the portion transferred to his former spouse.

Option Exercises and Stock Vested During 2020

The following table sets forth information for the Named Executive Officers regarding the value realized during 2020 pursuant to the vesting of restricted stock, or RSUs in the case of Mr. Stolper. No stock options were exercised by any Named Executive Officer during 2020.

	STOCK AWARDS
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Mark D. Stolper	17,333	350,466
Stephen M. Forthuber	21,994	444,709
Norman R. Hames	21,994	444,709
Mital Patel	15,404	311,548

_______________

(1)	The value realized on vesting is determined by multiplying the number of shares that vested by the per share closing price of our common stock on the vesting date.

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Pension Benefits, Nonqualified Defined Contribution and Other Deferred Compensation Plans

We do not have any tax-qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our Named Executive Officers in connection with their retirement. However, we do have a Deferred Compensation Plan that was adopted by the Board of Directors in 2016.

The employment arrangements of some of our Named Executive Officers include a required payment of deferred compensation upon termination of employment in certain situations. The following table shows the contributions, earnings and current required payments of deferred compensation.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(5)
Howard G. Berger, M.D.	–	–	–	–	2,500,000	(3)
Mark D. Stolper	216,720	–	(64,450)	–	1,690,828
Norman R. Hames	–	–	–	–	1,050,000	(4)

_______________

(1)	In 2020, Mr. Stolper elected to defer his stock grant (net of shares transferred to his former spouse), resulting in his receipt of 10,608 RSUs. On the date of grant of his RSUs, the share price was $20.43 and on December 31, 2020 the share price was $19.57. For Mr. Stolper, $237,500 has been reported as compensation in the Summary Compensation Table for 2020, which represents the value of his stock grant prior to the transfer of shares to his former spouse. The following table shows the number of RSUs held by Mr. Stolper at the beginning of 2020 and the total held at the end of 2020.

	Restricted Stock Units at December 31, 2019	Restricted Stock Units Deferred during 2020	Total RSUs held at December 31, 2020
Mark D. Stolper	75,791	10,608	86,399

(2)	Amount represents stock price appreciation in 2020 on all RSUs. No portion of the earnings has been reported as compensation in the Summary Compensation Table for 2020.
(3)

Pursuant to the Management Consulting Agreement dated as of January 1, 1994, as amended, upon Dr. Berger’s resignation or RadNet’s termination of his employment without cause by the Company, Dr. Berger is entitled to receive an amount equal to five times his 2010 base salary paid by BRMG. Upon termination of his employment by the Company for cause, Dr. Berger is entitled to an amount equal to his 2010 base salary paid by BRMG. Dr. Berger’s 2010 base salary as paid by BRMG was $500,000. Such post-employment payment is subject to post-termination covenants intended to protect RadNet’s business.

(4)

Pursuant to the Employment Agreement dated as of May 1, 2001, as amended, upon Mr. Hames’ resignation or RadNet’s termination of employment without cause, Mr. Hames is entitled to receive an amount equal to three times his 2010 base salary. Upon termination of his employment by the Company for cause, Mr. Hames is entitled to an amount equal to his 2010 base salary. Mr. Hames’ 2010 base salary was $350,000. Such post-employment payment is subject to post-termination covenants intended to protect RadNet’s business.

(5)	Of the $1,690,828 reported for Mr. Stolper, $237,500 is reported in the Summary Compensation Table for 2020. $474,990, in the aggregate, was reported for Mr. Stolper in the Summary Compensation Table for prior years. None of the $2,500,000 reported for Dr. Berger or the $1,050,000 reported for Mr. Hames is reported in the Summary Compensation Table for 2020 or was reported in the Summary Compensation Table for any prior years.

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Employment Agreements

Dr. Berger. Dr. Berger has a Management Consulting Agreement with BRMG dated January 1, 1994 and an employment agreement with us dated as of June 12, 1992. The terms of the employment agreement provide for a base salary which has been subsequently amended from time to time and, as of January 1, 2021, is $1,200,000. Under the terms of the Management Consulting Agreement, in the event of termination or voluntary resignation “without cause,” Dr. Berger is entitled to receive a severance payment in an amount equal to five times his 2010 BRMG annual compensation, or $2,500,000, which such amount is also payable in certain other circumstances as set forth under “Nonqualified Deferred Compensation” above. Separately, in the event of termination “for cause” by BRMG, Dr. Berger is entitled to receive compensation in an amount equal to his 2010 annual base compensation from an affiliate of BRMG, or $500,000. BRMG may terminate Dr. Berger’s consulting services “for cause” if (1) there is a material breach by Dr. Berger of the agreement which persists for more than thirty (30) days after notice of such breach has been provided, (2) Dr. Berger willfully breaches or habitually neglects his duties, (3) Dr. Berger commits any acts of a criminal nature, fraud, dishonest misrepresentations or any acts of moral turpitude, (4) Dr. Berger’s professional license is suspended, revoked or terminated or (5) Dr. Berger is convicted of a felony or of fraud involving payments or charges for professional medical services.

Mr. Forthuber. We entered into an employment agreement with Mr. Forthuber on January 1, 2009 and a retention agreement on November 15, 2006, each of which have been subsequently amended. The employment agreement provides for a base salary of $550,000, and as of January 1, 2021 Mr. Forthuber’s salary is $600,000. Under the employment agreement, all options, warrants and any other deferred equity compensation then granted to Mr. Forthuber which are unvested at the date of a change in control in RadNet will vest.

If we terminate Mr. Forthuber’s employment for any reason other than for “disability” or “cause,” or if Mr. Forthuber resigns for “good reason,” Mr. Forthuber will be entitled to receive a lump sum severance payment in an amount equal to twice his then annual salary, which would have been $1,200,000 if he was hypothetically terminated on December 31, 2020, subject to Mr. Forthuber complying with certain post-termination covenants for twelve months from the effective date of termination which are intended to protect RadNet’s business. In addition, all outstanding stock options, warrants restricted stock and any other deferred equity compensation granted by RadNet to Mr. Forthuber which are then unvested shall immediately vest at such termination of employment. Under the employment agreement, “disability” means that Mr. Forthuber is unable to perform the essential functions of his job, even with reasonable accommodation, on account of a mental or physical condition for a period of at least 120 days during any twelve consecutive month period. We may terminate Mr. Forthuber’s employment for “cause” (1) if Mr. Forthuber was convicted (or pleads guilty or nolo contendere) of a felony or a misdemeanor involving fraud or dishonesty in connection with the performance of his duties under the retention agreement or moral turpitude, (2) based on the willful and continued failure of Mr. Forthuber for a total of 10 days within any fiscal year to substantially perform his duties or (3) Mr. Forthuber has willfully engaged in misconduct which has, or can reasonably be expected to have, a direct and material adverse monetary effect on RadNet. Under the employment agreement, “good reason” means (1) a material default by the Company in the performance of any of its obligations hereunder, or (2) an Adverse Change in Duties (as defined in the employment agreement), which default or Adverse Change in Duties remains unremedied by the Company for a period of ten days following its receipt of written notice thereof from Employee (which notice must reasonably describe the facts claimed by Employee to constitute the default or Adverse Change in Duties).

Mr. Hames. We entered into an employment agreement with Mr. Hames on May 1, 2001, which was subsequently amended, that provides for a term that renews automatically for successive one year terms unless otherwise terminated by either party. The employment agreement, as amended, provides for a base salary of $550,000, and as of January 1, 2021 is $600,000. Unless we terminate Mr. Hames’ employment “for cause” or if Mr. Hames voluntarily resigns “without cause,” on cessation of employment Mr. Hames will be entitled to receive a severance payment in an amount equal to three times his 2010 base salary, or $1,050,000, subject to post-termination covenants which are intended to protect RadNet’s business. We may terminate Mr. Hames’ employment “for cause” if (1) there is a material breach of the agreement which persists for more than thirty (30) days after notice of such breach has been provided, (2) Mr. Hames willfully breaches or habitually neglects his duties or (3) Mr. Hames commits any acts of a criminal nature, fraud, dishonest misrepresentations or any acts of moral turpitude. If we terminate Mr. Hames’ employment “for cause,” the employment agreement provides that Mr. Hames will be entitled to receive compensation in an amount equal to his 2010 base salary, or $350,000.

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Mr. Stolper. We entered into an employment agreement with Mr. Stolper effective as of January 1, 2009, as amended on November 16, 2015, under which he serves as our Executive Vice President and Chief Financial Officer until the agreement is terminated by either party. The employment agreement, as amended provides for a base salary of $475,000, and as of January 1, 2021 is $525,000. The employment agreement also provides that he is eligible to participate in all of our bonus or incentive compensation plans generally available to our corporate officers. Under the employment agreement, all of Mr. Stolper’s unvested outstanding options, warrants and any other deferred equity compensation will vest on the date of a change in control of RadNet.

If we terminate Mr. Stolper’s employment “without cause” or he voluntarily terminates his employment for “good reason,” Mr. Stolper is entitled to receive a lump sum severance payment in an amount equal to two times his then annual base salary, which would have been $1,050,000 if he was hypothetically terminated on December 31, 2020, subject to Mr. Stolper complying with certain post-termination covenants for twelve months from the effective date of termination which are intended to protect RadNet’s business. In addition, all options, warrants or other deferred equity compensation then granted to Mr. Stolper which is unvested at the time of such termination shall immediately vest. We may terminate Mr. Stolper’s employment “for cause” (1) if Mr. Stolper is convicted (or pleads guilty or nolo contendere) of a felony or a misdemeanor involving fraud or dishonesty in connection with the performance of his duties under the employment agreement or moral turpitude, (2) based on the willful and continued failure of Mr. Stolper to perform his duties for a period of 10 days within one fiscal year or (3) based on Mr. Stolper’s willingness to engage in misconduct which has, or can reasonably be expected to have, a direct and material adverse monetary effect on RadNet. Mr. Stolper may terminate his employment for “good reason” (1) if RadNet materially defaults on its obligations under the employment agreement or (2) if without his consent, his title, duties or job functions are materially diminished, he is assigned duties or responsibilities materially inconsistent with his current position, or he is relocated, and such changes remain unremedied for a period of 10 days following notice from Mr. Stolper.

Potential Payments Upon Termination or Change in Control

Payments Made Upon Termination and Retirement

Regardless of the manner in which the employment of a Named Executive Officer is terminated, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•	non-equity incentive compensation earned, to the extent vested;

•	equity awarded pursuant to our Restated 2006 Plan, to the extent vested; and

•	unused vacation pay.

Payments Made Upon Death or Disability

In the event of the death or disability of a Named Executive Officer, no additional benefits other than those listed under the heading “Payments Made Upon Termination and Retirement” above, will be paid to our Named Executive Officers except for life insurance proceeds payable upon death and any then-unvested portion of an existing stock option/RSU/restricted stock award shall immediately vest upon such death or termination due to Disability (as defined in the Restated 2006 Plan). In connection with the death of a Named Executive Officer while still in service with RadNet, (1) the COLI policy death benefit proceeds payable would be $5 million for Dr. Berger and $1 million for each of the other Named Executive Officers and (2) the group life insurance plans death benefit proceeds payable would be $20,000 for Dr. Berger and $100,000 for each of the other Named Executive Officers.

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Severance Arrangements

We have severance obligations to our Named Executive Officers under each employment agreement discussed above under the heading “Employment Agreements.” The severance payments described above are payable within 15 business days of the effective date of such termination; provided, that, if the Named Executive Officer is deemed a “specified employee” and the payments are subject to Section 409A of the Code, then the payment may be required to be deferred until the first day of the seventh month following the effective date of such termination.

Change-in-Control Arrangements

Under the Restated 2006 Plan, the Board of Directors of RadNet, a committee thereof, or the board of directors of any surviving entity or acquiring entity, may accelerate the vesting of all or any part of outstanding stock options and terminate any restrictions on all or any part of the restricted stock awards in connection with a “change-in-control.” A “change-in-control” under the Restated 2006 Plan means: (1) a merger or consolidation in which RadNet is not the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of our common stock immediately before such transaction); (2) a sale of all or substantially all of our assets to another person or entity (other than a wholly-owned subsidiary); (3) an acquisition of beneficial ownership of a controlling interest in the outstanding shares of our common stock by any person or entity (including a “group”) as defined under Section 13(d)(3) of the Exchange Act; (4) the dissolution or liquidation of RadNet; (5) a contested director election that results in the persons who were directors before such election or their nominees ceasing to constitute a majority of the Board of Directors or (6) any other event that may be specified in the specific awards granted by the Board of Directors or a committee thereof pursuant to the Restated 2006 Plan.

Generally, awards to our Named Executive Officers under our 2006 Restated Plan will accelerate if the Named Executive Officer is terminated without Cause or resigns for Good Reason within 24 months of a change in control. Under the employment agreements for Messrs. Forthuber and Stolper, all options, restricted stock, warrants and any other deferred equity compensation which is unvested at the time of a change in control that occurs during their employment shall immediately vest. Hypothetically assuming a change-in-control occurred on December 31, 2020, the intrinsic value of such newly vested options, restricted stock and other deferred equity compensation payable to Messrs. Forthuber and Stolper would have been approximately $1,126,497 and $1,317,849, respectively, based on our December 31, 2020 closing per share price of $19.57.

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EQUITY COMPENSATION PLAN INFORMATION

We have one active equity compensation plan, our Restated 2006 Plan. The Restated 2006 Plan provides for the grant of stock options (incentive and non-qualified), stock awards (including RSUs), stock appreciation rights and cash awards. We reserved an aggregate 14,000,000 shares of common stock for issuance under our Restated 2006 Plan, subject to adjustment for stock dividends, reorganizations, or other changes in our capital structure. Shares underlying any portion of an award that is cancelled, terminates, expires, or lapses for any reason are generally returned to the available pool under the Restated 2006 Plan. Shares attributable to (a) shares of common stock upon the exercise of incentive stock options that are subsequently forfeited or repurchased, or (b) awards transferred under any award transfer program, shall not again be available for grant under the Restated 2006 Plan.

In connection with our acquisition of DeepHealth Inc. on June 1, 2020, we assumed the DeepHealth, Inc. 2017 Stock Incentive Plan and its then-outstanding stock options held to acquire DeepHealth, Inc. stock. These assumed stock options are now exercisable for up to 412,434 shares of RadNet common stock. No additional awards will be granted under the DeepHealth Inc. 2017 Stock Incentive Plan.

The following table sets forth the number of shares of common stock subject to outstanding options, RSUs, warrants and other convertible securities into share rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2020.

Plan Category	(A) Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (1)(2)	(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(C) Number of Shares Remaining Available For Future Issuance Under Equity Incentive Plans (Excluding Shares Reflected in Column (A))
Equity incentive plans approved by stockholders	853,397	7.59	1,592,929
Equity incentive plans not approved by stockholders		–
TOTAL	853,397

_______________

(1)	Includes 325,498 shares subject to outstanding RSUs under the Deferred Compensation Plan. The weighted average exercise price in column (B) does not take these RSUs into account.

(2)	Does not include options outstanding under the DeepHealth, Inc. 2017 Stock Incentive Plan as no further awards will be made under that plan. On an aggregate basis, the number of securities to be issued upon the exercise of outstanding options originally held pursuant to the DeepHealth, Inc. 2017 Stock Incentive plan was 412,434 and the weighted average exercise price was $0.00.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of March 31, 2021, by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock;

•	each of our Named Executive Officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 52,340,856 shares of common stock outstanding on March 31, 2021. In accordance with Securities and Exchange Commission (the “SEC”) rules, when computing the number of shares of common stock beneficially owned and the percentage ownership of a person, we include shares of common stock subject to options held by that person that are exercisable or will become exercisable within 60 days of March 31, 2021, but we do not include those shares of common stock underlying options when computing the percentage ownership of any other person.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Beneficially Owned
5% or Greater Stockholders
BlackRock, Inc.	6,540,626	(1)	12.50%
Sandy Nyholm Kaminsky, trustee of the HFB Heirs’ Trust II (formerly HFB Heirs’ Trust)	5,376,253	(2)	10.27%
Alan Weber	2,932,200	(3)	5.60%
The Vanguard Group	2,673,250	(4)	5.11%

Directors, Nominees and Named Executive Officers
Howard G. Berger, M.D.	0	(5)	*
Marvin S. Cadwell	285,475		*
John V. Crues, III, M.D.	435,262	(6)	*
Stephen M. Forthuber	497,097	(7)	*
Norman R. Hames	352,660	(7)	*
Laura P. Jacobs	7,383	(8)	*
Lawrence L. Levitt	184,982	(8)	*
Mital Patel	175,575	(9)	*
Mark D. Stolper	108,143	(10)	*
David L. Swartz	227,142	(11)	*
Ruth V. Wilson	31,914	(12)	*
Christine N. Gordon	0		0
Gregory E. Spurlock	0		0
All directors and executive officers as a group (14 persons)	3,013,298	(13)	5.8%

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_______________

*	Represents less than 1%.

(1)

According to the Schedule 13G/A filed with the SEC on January 27, 2021, BlackRock, Inc. maintains sole voting power over 6,396,746 shares of our common stock and sole dispositive power over 6,540,626 shares of our common stock. The address set forth in the Schedule 13G/A filing is 55 East 52nd Street, New York, New York 10055.

(2)

According to the Schedule 13G/A filed with the SEC on October 6, 2017, Sandy Nyholm Kaminsky, as trustee of the HFB Heirs’ Trust II, maintains sole voting power and sole dispositive power over an aggregate of 5,376,253 shares of our common stock. The address set forth in the Schedule 13G filing is 400 S. Emerson Street, Denver, Colorado 80209.

(3)

According to the Schedule 13D/A filed with the SEC on June 5, 2015, Mr. Weber maintains sole voting power and sole dispositive power over an aggregate of 618,106 shares of our common stock and shared voting power and shared dispositive power over an aggregate of 2,314,094 shares of our common stock owned by JB Capital Partners LP. Mr. Weber is the general partner of JB Capital Partners LP. Mr. Weber and JB Capital Partners LP disclaim beneficial ownership of all of such shares except to the extent of their pecuniary interest therein. The address set forth in the Schedule 13D/A filing is 5 Evan Place, Armonk, New York 10504.

(4)

According to the Schedule 13G filed with the SEC on February 10, 2021, The Vanguard Group maintains shared voting power over 97,861 shares of our common stock, sole dispositive power over 2,540,990 shares of our common stock and shared dispositive power over 132,260 shares of our common stock. The address set forth in the 13G filing is 100 Vanguard Blvd., Malvern, PA 19355.

(5)

On June 29, 2015, HFB Enterprises, LLC, of which Dr. Berger was a co-manager, distributed 5,133,114 shares of RadNet’s common stock to HFB Heirs’ Trust II (formerly HFB Heirs’ Trust), an irrevocable trust for Dr. Berger’s children and the sole member of HFB Enterprises, LLC. Dr. Berger does not have any control over HFB Heirs’ Trust II. As a result of the transaction, Dr. Berger does not beneficially own any shares of RadNet.

(6)

Beneficial ownership includes 10,448 shares of unvested time-based restricted stock and no shares subject to options exercisable within 60 days of March 31, 2021. Beneficial ownership does not include 28,334 shares of vested restricted stock units.

(7)	Beneficial ownership includes 20,616 shares of unvested time-based restricted stock and 116,328 shares subject to options exercisable within 60 days of March 31, 2021.
(8)	Beneficial ownership includes 7,383 shares of unvested time-based restricted stock and no shares subject to options exercisable within 60 days of March 31, 2021.
(9)	Beneficial ownership includes 16,908 shares of unvested restricted stock and 51,103 shares subject to options exercisable within 60 days of March 31, 2021.
(10)	Beneficial ownership includes 101,233 shares subject to options exercisable within 60 days of March 31, 2021. Beneficial ownership does not include 86,399 shares of vested restricted stock units.
(11)	Beneficial ownership includes 7,383 shares of unvested time-based restricted stock and no shares subject to options exercisable within 60 days of March 31, 2021.
(12)

Beneficial ownership includes 11,609 shares of unvested restricted stock and no shares subject to options exercisable within 60 days of March 31, 2021.  Beneficial ownership does not include 32,000 shares of vested restricted stock units.

(13)	Beneficial ownership includes 158,355 shares of unvested time-based restricted stock and 390,992 shares subject to stock options exercisable within 60 days of March 31, 2021. Beneficial ownership does not include 246,733 shares of vested restricted stock units.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons timely met all of the applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2020, with the exception of the following: (i) Ruth Wilson failed one late report on Form 3 covering no transactions, and one report on Form 4 covering one transaction, (ii) Norman Hames had one late report on Form 4 which covered two transactions, (iii) Mital Patel had one late report on Form 4 which covered two transactions, (iv) Stephen Forthuber had one late report on Form 4 which covered two transactions, and (v) Mark Stolper had one late report on Form 4 which covered two transactions.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee of the Board of Directors is comprised entirely of independent directors who meet the independence requirements of NASDAQ and the SEC. The Audit Committee operates pursuant to a charter that is available on our website at www.radnet.com under Investor Relations – Corporate Governance.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management and Ernst & Young the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2020. The Audit Committee has also discussed with Ernst & Young matters required to be discussed by the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements discussed above be included in RadNet’s annual report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. The Audit Committee has also reappointed Ernst & Young to serve as independent auditors for the fiscal year ending December 31, 2021, and requested that this appointment be submitted to our stockholders for ratification at their Annual Meeting.

Submitted by the Audit Committee:

David L. Swartz, Chair Lawrence L. Levitt Laura P. Jacobs

_______________

* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

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PROPOSALS

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Based on the recommendation of our Nominating and Governance Committee, our Board of Directors has nominated Ms. Gordon and Mr. Spurlock and directors Berger, Jacobs, Levitt, Swartz and Wilson to be elected to serve on our Board until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Each of the nominees except Ms. Gordon and Mr. Spurlock is a current director and all have consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. Each director elected at the Annual Meeting will be elected to serve a one-year term. If any nominee becomes unavailable or unable to serve before the Annual Meeting, the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If a substitute nominee is named, then the persons named as proxies will have full discretion and authority to vote or refrain from voting for such substitute nominee in their discretion.

There are no family relationships between any nominees and executive officers of RadNet, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

Voting on the election of directors is considered a non-routine matter, and the persons named in the accompanying proxy will not have the authority to vote on this proposal unless instructed to do so by the beneficial owner or their duly instructed bank, broker or nominee.

Vote Required

RadNet has implemented majority voting in uncontested elections of directors. Accordingly, our Bylaws provide that election of a director in an uncontested election of directors requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ABOVE.

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PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has re-appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Ernst & Young LLP has audited our financial statements annually since January 1, 2007. Our Audit Committee reviews the appointment of our independent accounting firm annually.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021. If our stockholders vote against the ratification of Ernst & Young LLP, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of RadNet and its stockholders. Representatives of Ernst & Young LLP are expected to be at the Annual Meeting to answer any questions and make a statement should they choose to do so.

Fees Paid to Auditors

The following table presents fees billed by Ernst & Young LLP for the fiscal years ended December 31, 2019 and 2020.

	2019	2020
Audit Fees(1)	$1,850,900	$2,186,300
Audit-Related Fees(2)	413,500	0
Tax Fees(3)	655,000	624,530
All Other Fees(4)	0	3,505
Total	$2,919,400	$2,814,335

_______________

(1)	Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements and internal control over financial reporting, quarterly review of interim consolidated financial statements and audit services in connection with other statutory and regulatory filings.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, acquisitions and tax planning.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Ernst & Young LLP during the fiscal year ended December 31, 2020 and the fiscal year ended December 31, 2019 were pre-approved by the Audit Committee. The Audit Committee has considered the role of Ernst & Young LLP in providing services to us for the fiscal year ending December 31, 2021 and has concluded that such services are compatible with their independence as our auditors.

Vote Required

Ratification of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an annual advisory vote to approve the compensation of our Named Executive Officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement, including the Compensation Discussion and Analysis, the summary compensation and other related tables and narratives accompanying those tables (a “say-on-pay” vote).

We compensate our executive officers through a mix of base salary, bonus and equity compensation. We intend that our compensation decisions will attract and retain our Named Executive Officers and reward them for achieving RadNet’s strategic initiatives and objective measures of success. Our Compensation and Management Development Committee and Board of Directors believe that our executive compensation program is effective in implementing our principles and is strongly aligned with the long-term interests of our stockholders and that our stockholders should approve our compensation program.

We encourage our stockholders to read the “Compensation Discussion and Analysis” section above, which describes the details of our executive compensation program and the decisions made by the Compensation and Management Development Committee in 2020.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory and its outcome will not be binding on our Board of Directors nor require our Board of Directors or Compensation and Management Development Committee to take any action. However, our Board of Directors and Compensation and Management Development Committee value the opinion expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when evaluating future executive compensation arrangements for our Named Executive Officers.

Accordingly, our stockholders are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to RadNet’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

Approval of the compensation of our Named Executive Officers for the stockholder advisory vote requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL NO. 4
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 EQUITY INCENTIVE PLAN

Summary

At the Annual Meeting, the Board of Directors is asking our stockholders to approve an amendment and restatement of the RadNet, Inc. 2006 Equity Incentive Plan, as amended (“Restated Plan”), which is attached to this Proxy Statement as Exhibit A. For purposes of this Proposal No. 4, the existing version of the 2006 Equity Incentive Plan before its restatement is referred to as the “Current Plan”. The restatement of the Current Plan into the Restated Plan was approved by the Board on April 15, 2021 (the “Restatement Date”), conditioned on and subject to obtaining stockholder approval of the Restated Plan at the Annual Meeting. The Current Plan was last amended by the Board in March 2017 and Company stockholders last approved the amendment and an increase in shares reserved for grant under the Current Plan in June 2017. The Board is requesting stockholder approval of the Restated Plan in order to (i) increase the number of shares available to be issued as equity compensation awards by 2,500,000 shares, and (ii) extend the expiration date of our equity compensation plan, which expiration date would otherwise occur in March 2027, until April 14, 2031. Having an incentive compensation plan with an adequate number of shares available for future equity grants is necessary to promote our long-term success and the enhancement of stockholder value.

The Current Plan will remain in place for the issuance of equity compensation awards unless and until Company stockholders approve the Restated Plan. If stockholders approve the Restated Plan at the Annual Meeting, then the Restated Plan, and not the Current Plan, will be used to govern equity compensation awards that are granted after the Annual Meeting. If stockholders do not approve the Restated Plan at the Annual Meeting, then the Restated Plan will not become operative and instead the Current Plan will remain in place as is and awards will continue to be granted under the Current Plan subject to its maximum share limit and expiration date. Regardless of whether the Restated Plan is approved, awards that were granted under the Current Plan shall continue to remain outstanding pursuant to the terms and conditions of the Current Plan and the applicable award agreement.

As was the case with the Current Plan, the Restated Plan will continue to permit the discretionary award of incentive stock options (“ISOs”), nonstatutory stock options (“NQSOs”), restricted stock, stock units, and/or stock appreciation rights (“SARs”), to employees, non-employee directors, and consultants (collectively, “Awardees”). Such awards may be granted under the Restated Plan beginning on the date of stockholder approval of the Restated Plan and continuing through the day before the tenth anniversary of the Restatement Date, or the earlier termination of the Restated Plan, and in any event subject to the maximum share limit of the Restated Plan.

Number of Shares Requested to be Approved for Restated Plan

Management recommended and the Compensation and Management Development Committee of the Board (the “Compensation Committee”) and the Board each approved a share pool reserve increase of 2,500,000 common shares for future issuance under the Restated Plan. In determining the number of shares to be reserved under the Restated Plan, management considered our historical equity compensation grant rate, as shown in the below table, along with our projected equity grant needs for the next several years.

	Number of Shares Subject to New Awards	Weighted Average of Year-End Outstanding Shares (Basic)	New Award Shares as Percentage of Outstanding Shares
FY20	541,144	50,891,791	1.1%
FY19	884,242	49,674,858	1.8%
FY18	696,293	48,114,275	1.4%
Average	707,226	49,560,308	1.4%

The gross burn rate (shown in the far right column above) is the gross number of equity award shares granted in a given year divided by the weighted average common shares outstanding for the same year. Gross burn rate, unlike net burn rate, excludes the add-back of cancelled or forfeited equity awards in the calculation. Based on these numbers, we believe our three year historical gross burn rate is below the 2020 maximum burn rate limits provided by Institutional Shareholder Services Inc. (“ISS”) for our industry sector. ISS provides corporate governance solutions to the global financial community. ISS’ services include providing, among other things, governance research and analysis, proxy voting recommendations, and governance data and modeling tools.

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We granted in the month of January 2021 awards under the Current Plan covering approximately 606,171 shares and in April 2021, we granted awards covering approximately 267,666 so that as of the date of this Proxy Statement, there were 719,092 shares available for future grant under the Current Plan before taking into account the proposed 2,500,000 share increase to the available share pool.

After considering the foregoing, along with our expected future equity grant practices, management recommended, and the Compensation Committee and the Board approved, that an increase of 2,500,000 shares to the share reserve pool would be appropriate in order to satisfy the Company’s equity compensation needs for approximately the next four years.

Accordingly, the Restated Plan authorizes a maximum total of 16,500,000 common shares for grants to Awardees reflecting a 2,500,000 share increase from the Current Plan’s limit of 14,000,000 shares. The approximate impact of the requested share reserve increase for the Restated Plan on stockholder dilution is shown in the below table (the below figures represent a percentage of our outstanding basic number of shares as of the date of this Proxy Statement and does not include any of the shares that could be issued pursuant to the exercise of the replacement options held by DeepHealth, Inc. optionees):

Dilutive effect of requested new reserve shares under the Restated Plan (2,500,000/(52,340,856+2,500,000))	4.6%
Dilutive effect of requested new reserve shares plus unissued shares available for grant ((2,500,000+719,092)/(52,340,856+2,500,000+719,092))	5.8%
Total potential dilution (including currently outstanding awards under Current Plan)((2,500,000+719,092+1,215,153)/(52,340,856+2,500,000+719,092+ 1,215,153))	7.8%

With respect to the outstanding awards referenced above, the below table provides further details of outstanding awards as of the date of this Proxy Statement.

Award Type	Shares		Weighted Average Per Share Exercise Price	Weighted Average Exercise Term
Stock Options	527,899	(1)	$9.34	6.09 years
Unvested Stock Awards	410,352		N/A	N/A
Stock Units	276,902		N/A	N/A
Total	1,215,153

(1)	The amounts above do not include any of the shares that may be issued pursuant to the exercise of the replacement options held by DeepHealth, Inc. optionees.

As of the Record Date, there were 52,340,856 common shares outstanding and 986,758 shares remained available for issuance under the Current Plan (assuming that all outstanding awards are ultimately settled for their full number of shares and are not forfeited or modified). Additional information on our equity compensation plans is available elsewhere in this proxy statement, including in the table under the heading “Equity Compensation Plan Information.” As of the Record Date, the fair market value of a share of our common stock (based on the closing share price as quoted by NASDAQ on that date) was $22.22 per share.

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Why the Restated Plan is Important for Our Future Success

The following points summarize why the Board strongly believes that the Restated Plan is essential for our future success:

•	Achieving superior long-term results for our stockholders always has been one of our primary objectives and, therefore, it is essential that employees think and act like owners of the Company. Stock ownership helps enhance the alignment of the long-term economic interests of our employees with those of our stockholders. Accordingly, we have historically granted equity compensation awards to encourage alignment of the interests of our management and our key service providers with the long-term economic interests of our stockholders.

•	A critical factor in successfully achieving our business objectives and creating long-term value for our stockholders is the ability to provide long-term equity compensation to our key service providers. Participation in our equity compensation plan rewards these service providers for performance by giving them an opportunity to participate in our growth, thereby further aligning their interests with those of our stockholders. Our direct competitors and our peer companies rely on equity compensation to attract and retain top talent in our industry and remain competitive. We believe that any failure by us to offer competitive levels of equity compensation in attracting and retaining important management and key service providers would have an adverse effect on our business.

•	A balanced approach to executive compensation, using a mix of salaries, discretionary bonuses and long-term equity incentives, helps prevent management from making decisions that favor short-term results over longer-term stability and profitability. Without an incentive compensation plan with a sufficient share pool from which to grant long-term equity awards to Awardees, our ability to promote long-term results over short-term results would be hampered.

•	The 2,500,000 additional shares of common stock that would become available for grant under the Restated Plan would only represent approximately 4.6% of the number of shares of common stock that are outstanding as of the Record Date. The 2,500,000 share authorization request is designed to manage our equity compensation needs until approximately sometime in 2025.

Highlights of Material Differences between the Current Plan and the Restated Plan

The following table highlights certain of the material differences between the Current Plan and the Restated Plan:

	Current Plan	Restated Plan
Plan Share and ISO Grant Limits	14,000,000 shares	16,500,000 shares

Plan Expiration	March 9, 2027	April 14, 2031

Limit on Performance-Based Compensation Under Code Section 162(m)	500,000 shares per fiscal year to any one Awardee, which is increased to 750,000 shares per fiscal year during the fiscal year of the Awardee’s commencement of employment with the Company or during the first fiscal year that the Awardee becomes a Covered Employee	Deleted provisions due to repeal of performance based compensation exemption by the federal government in December 2017; the ability to issue performance based cash awards has also been removed given this change in the tax law

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Text of Restated Plan

The complete text of the Restated Plan is attached as Appendix A to this proxy statement. Stockholders are urged to review the Restated Plan together with the following information, which is qualified in its entirety by reference to Appendix A. A more detailed summary of the principal provisions of the Restated Plan is set forth below. If there is any inconsistency between this Proposal 4 or the summary set forth below and the Restated Plan terms, or if there is any inaccuracy in this Proposal 4 or the below summary, the terms of the Restated Plan shall nevertheless govern.

Key Features of the Restated Plan

Certain key features of the Restated Plan are summarized as follows:

•	If approved by Company stockholders, the Restated Plan will become effective upon such approval and no further awards can then be issued under the Current Plan. If not terminated earlier by the Board, the Restated Plan will terminate on April 14, 2031.

•	Up to a maximum aggregate of 16,500,000 common shares may be issued under the Restated Plan (approximately 3,219,092 shares will be available for issuance upon stockholder approval of the Restated Plan, assuming no issuances occur after the date of this Proxy Statement).

•	The aggregate value of compensation, including awards granted to any individual non-employee director during any calendar year, may not exceed $500,000.

•	The Restated Plan will generally be administered by a committee comprised solely of independent members of the Board, such as the Compensation and Management Development Committee (the “Plan Administrator”). The Board or Plan Administrator may designate a Company officer to make awards (within parameters established by the Board) to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act or are not Code Section 162(m) Covered Employees.

•	Employees, consultants and Board members are eligible to receive awards, provided that the Plan Administrator has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

•	Awards may consist of incentive stock options, nonstatutory stock options, restricted stock, stock units, and/or stock appreciation rights.

•	Stock options and stock appreciation rights may not be granted at a per share exercise price below the fair market value of a share of our common stock on the date of grant.

•	Stock options and stock appreciation rights may not be repriced or exchanged without stockholder approval.

•	The maximum exercisable term of stock options and stock appreciation rights may not exceed ten years.

•	Awards are subject to recoupment of compensation policies (referred to as clawback policies) which have been adopted (including without limitation, the Company’s Policy on Recoupment of Compensation as adopted by the Board in April 2017 and as may be amended from time to time by the Company) or which may be adopted by the Company in the future.

Description of the Restated Plan

Background and Purpose of the Restated Plan. The purpose of the Restated Plan is to promote our long-term success and the enhancement of stockholder value by:

•	Encouraging ownership in the Company by key service providers whose long-term service is essential; and

•	Encouraging Awardees to act in our stockholders’ interests and share in Company success.

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The Restated Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) stock appreciation rights, (3) restricted stock, and/or (4) stock units. The vesting of equity awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the Awardee and the Company.

Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the Restated Plan. The Plan Administrator determines, in its discretion, the Awardees who will be granted awards under the Restated Plan. As of the Record Date, approximately 6,200 employees (including 9 executive officers) and 4 non-employee directors would be eligible to participate in the Restated Plan.

Shares Subject to the Restated Plan. If stockholders approve the Restated Plan pursuant to this Proposal 4, the maximum number of common shares that can be issued under the Restated Plan will be 16,500,000 shares (approximately 3,219,092 shares will be available for issuance upon stockholder approval of the Restated Plan, assuming no issuances occur after the date of this Proxy Statement). Shares underlying forfeited or terminated awards, or awards which are entirely settled with cash or which are repurchased by the Company for a repurchase price that does not exceed what the Awardee paid for such shares, will become fully available again for issuance under the Restated Plan. The Restated Plan also imposes certain share grant limits that are intended to comply with the legal requirements of Code Section 422 and which is discussed further below. No fractional shares may be issued under the Restated Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the Restated Plan. The Restated Plan will be administered by the Plan Administrator, which shall typically consist of independent Board members as specified under NASDAQ listing rules. With respect to certain awards, the members of the Plan Administrator also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act, and/or “outside directors” under Section 162(m) of the Code. The Board or Plan Administrator may designate a Company officer(s) to make awards (within parameters established by the Board) to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act or are not Section 162(m) Covered Employees. Subject to the terms of the Restated Plan, the Plan Administrator has the sole discretion, among other things, to:

•	Select the individuals who will receive awards,

•	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule),

•	Correct any defect, supply any omission, or reconcile any inconsistency in the Restated Plan or any award agreement,

•	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the Restated Plan, and

•	Interpret the provisions of the Restated Plan and outstanding awards.

The Plan Administrator (or the Board) may suspend vesting, settlement, or exercise of awards pending a determination of whether an Awardee’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to the Clawback Policy. The Plan Administrator and delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the Restated Plan. In addition, the Plan Administrator may use the Restated Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Annual Limit on Total Compensation paid to Non-Employee Directors. With respect to our non-employee directors, the Restated Plan provides that any non-employee director can receive total compensation in any calendar year that in the aggregate does not exceed $500,000. The total compensation limit includes all cash compensation such as annual retainers and other fees (whether or not granted under the Restated Plan) plus the aggregate grant date fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards issued under the Restated Plan (or under any other incentive plan). Any compensation that is deferred is counted toward the total compensation limit in the calendar year in which the compensation is vested, and not in any later calendar year when it is paid to the non-employee director.

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Types of Awards

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Plan Administrator will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option. The fair market value of a share of our common stock for the purposes of pricing our awards shall be equal to the regular session closing price for our common stock as reported by NASDAQ on the date of determination. Stock options may not be repriced or exchanged without stockholder approval and no re-load options may be granted under the Restated Plan.

Stock options granted under the Restated Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the Restated Plan provides that no more than 16,500,000 shares may be issued pursuant to the exercise of ISOs.

A stock option granted under the Restated Plan generally cannot be exercised until it becomes vested. The Plan Administrator establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the Restated Plan may not exceed ten years from the date of grant although the Plan Administrator may establish a shorter period at its discretion.

The exercise price of each stock option granted under the Restated Plan must be paid in full at the time of exercise, either with cash or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Plan Administrator. The optionee must also make arrangements to pay any taxes that we are required to withhold at the time of exercise.

Stock Appreciation Rights. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Plan Administrator determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the Plan may not exceed ten years from the date of grant, subject to the discretion of the Plan Administrator to establish a shorter period. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Plan Administrator may determine. Stock appreciation rights may not be repriced or exchanged without stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our common stock to an Awardee and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the Awardee as determined by the Plan Administrator. The Plan Administrator also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Plan Administrator may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

Restricted Stock Units. Restricted stock units are the right to receive an amount equal to the fair market value of the shares covered by the restricted stock unit at some future date after the grant. The Plan Administrator will determine all of the terms and conditions of an award of restricted stock units, including the vesting period. Upon each vesting date of a restricted stock unit, an Awardee will become entitled to receive an amount equal to the number of shares indicated in the grant notice, or, if expressed in dollar terms, the fair market value of the shares on the settlement date. Payment for vested restricted stock units may be in shares of common stock or in cash, or any combination thereof, as the Plan Administrator may determine. Settlement of vested stock units will generally occur at or around the time of vesting but the Plan Administrator may permit a participant to defer such compensation until a later point in time. Stock units represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

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Conversion Awards. The Restated Plan also provides that substitute or conversion awards may be issued under the Restated Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the Restated Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Plan Administrator may in its discretion permit the transfer of awards other than ISOs and the Plan Administrator will establish the terms and conditions of any permitted transfers.

Termination of Employment, Death or Disability. The Restated Plan or award agreement generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the award agreement or an Awardee’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents. Any dividend equivalents distributed under the Restated Plan will not count against the Restated Plan’s maximum share limit. The Restated Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised stock appreciation rights. Dividends and dividend equivalents may not be paid with respect to unvested Awards (although they may accrue on such unvested Awards for payment upon vesting of the Awards).

Adjustments upon Changes in Capitalization. In the event of the following actions:

•	stock split of our outstanding common shares,

•	consolidation,

•	combination or exchange of shares,

•	spin off or recapitalization of shares, or

•	other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the Plan Administrator:

•	maximum number of shares that can be issued under the Restated Plan (including the ISO share grant limit),

•	number and class of shares issued under the Restated Plan and subject to each award,

•	exercise prices of outstanding awards, and

•	number and class of shares available for issuance under the Restated Plan.

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Change in Control. If there is a Change in Control, the Board, the Plan Administrator, or board of directors of any surviving entity or acquiring entity may, in its discretion provide for:

•	the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards;

•	accelerating the vesting of all or any part of Options and SARs and terminating any restrictions on all or any part of the restricted stock and stock units;

•	the cancellation of all or any part of the Awards for a cash payment to the Participants; and

•	the cancellation (with or without consideration) of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Plan Administrator, any unvested portion of such Award) at or before the closing of the Change in Control.

The Plan Administrator may also include in an award agreement provisions designed to minimize potential negative income tax consequences for the Participant or the Company that could be imposed under the golden parachute tax rules of Code Section 280G.

Term of the Restated Plan. If approved by stockholders, the Restated Plan will become effective upon such approval and will continue in effect until April 14, 2031, or until earlier terminated by the Board.

Governing Law. The Restated Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the Restated Plan. The Board generally may amend or terminate the Restated Plan at any time and for any reason, except that it must obtain stockholder approval of amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a brief general summary, as of April 1, 2021, of the federal income tax consequences to us and to U.S. participants for awards granted under the Restated Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the Restated Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any remaining gain or loss will be long-term or short-term capital gain or loss depending on whether the participant held the shares for more than one year. Utilization of losses is subject to special rules and limitations. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.

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Nonstatutory Stock Options. A participant who receives an NQSO generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for more than one year.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares received would be a short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for more than one year.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, the participant will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares minus any amount paid for the shares.

Restricted Stock Units. No taxable income is generally reportable when unvested restricted stock units are granted to a participant. Upon settlement of restricted stock units which have vested, the participant will recognize ordinary income at the time(s) of settlement equal to the sum of the fair market value (on each settlement date) of any shares issued to the participant plus any cash received by the participant.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the Restated Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an NQSO).

Internal Revenue Code Section 162(m). Section 162(m) generally does not allow a publicly-held corporation to claim a federal income tax deduction for compensation that exceeds $1 million paid in any tax year to a Covered Employee. It is impossible to be certain that all Restated Plan awards or any other compensation paid by the Company to Covered Employees will be tax deductible. Further, the Restated Plan does not preclude the Plan Administrator from making other compensation payments outside of the Restated Plan to Covered Employees, even if such payments do not qualify for tax deductibility under Section 162(m).

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the Restated Plan (such as restricted stock units). The intent is for the Restated Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

Internal Revenue Code Section 280G. For certain employees, if a change in control of the Company causes an award to vest or become newly payable or if the award was granted within one year of a change in control of the Company and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Code Section 280G (generally, this dollar limit is equal to three times the five year historical average of the employee’s annual compensation as reported on Form W-2), then the entire amount exceeding the employee’s average annual compensation will be considered to be an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount, for which the Company must withhold, and the Company cannot deduct the excess amount from its taxable income.

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New Plan Benefits

All Restated Plan awards will be granted at the Plan Administrator’s discretion, subject to the limitations described in the Restated Plan. Therefore, the specific benefits and amounts that will be received or allocated to certain participants under the Restated Plan are not presently determinable. Awards that were granted under the Current Plan in fiscal year 2020 to our named executive officers and non-employee directors are described elsewhere in this proxy statement.

Existing Plan Benefits

The following table sets forth the number of shares subject to all stock options granted (irrespective of whether the stock option has been exercised or cancelled, or is still outstanding) through the Record Date under the Current Plan. These share numbers do not reflect shares subject to other types of awards that have been granted to participants under the Current Plan.

Name and Position	Number of Option Shares
Howard G. Berger, M.D., President and Chief Executive Officer	-0-
Mark D. Stolper, Executive Vice President and Chief Financial Officer	122,102
Stephen M. Forthuber, Executive Vice President and Chief Operating Officer - Eastern Operations	142,807
Norman R. Hames, Executive Vice President and Chief Operating Officer - Western Operations	142,807
Mital Patel, Executive Vice President of Financial Planning and Analysis and Chief Administrative Officer	75,974
All current executive officers as a group	483,690
All non-employee directors as a group	0
All employees as a group (excluding executive officers)	44,209

Required Vote

Approval of the amendment and restatement of the 2006 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the Proxy Card for the Annual Meeting to exercise their discretionary authority to vote the shares that they represent in accordance with their judgment.

ADDITIONAL INFORMATION

For further information about RadNet, please refer to the 2020 Annual Report. The 2020 Annual Report is publicly available on the SEC’s website at www.sec.gov and on our website at www.radnet.com. You may also obtain a copy by sending a written request to Investor Relations, RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice of Availability or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address. If you are a stockholder sharing an address, you can request a separate Notice of Availability or copy of the proxy materials by contacting the Broadridge Householding Department by phone at 1-866-540-7095 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.

By Order of the Board of Directors,

David Katz Corporate Secretary

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EXHIBIT A

RADNET, INC.

EQUITY INCENTIVE PLAN

(Amended and Restated as of April 15, 2021)

1.             Purpose of the Plan. The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.             Definitions. As used herein, the following definitions shall apply. However, if a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan:

“2021 Annual Meeting” shall mean the date of the consummation of the Company’s regular annual meeting of its stockholders in 2021.

“Administrator” shall mean the Board, any Committee, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” shall mean any entity that is directly or indirectly in control of or controlled by the Company, or any entity in which the Company has a significant ownership interest as determined by the Administrator.

“Applicable Laws” shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

“Award” shall mean, individually or collectively, a grant under the Plan of an Option, Stock Award, or SAR.

“Award Agreement” shall mean an Option Agreement, Stock Award Agreement, or SAR Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

“Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cashless Exercise” shall mean, to the extent that an Option Agreement so provides and as permitted by Applicable Laws and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. The number of Shares delivered to the Participant may be further reduced if Cashless Exercise is utilized to satisfy applicable tax withholding obligations arising from the exercise of the Option.

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“Cause” shall mean, with respect to a Participant, the occurrence of any of the following: (i) Participant’s personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (ii) Participant’s continuing intentional or habitual failure to perform stated duties, (iii) Participant’s violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), (iv) Participant’s material breach of any provision of an employment or independent contractor agreement with the Company, or (v) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (v), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are Directors or Officers, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s service shall be deemed to have terminated for Cause if, after the Participant’s service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

“Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

(i)             any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

(ii)            the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary of the Company);

(iii)           the acquisition of beneficial ownership of a controlling interest (including power to vote) in the outstanding Shares by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act);

(iv)          the dissolution or liquidation of the Company; or

(v)           a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” shall mean the common stock of the Company, par value $0.0001.

“Company” shall mean RadNet, Inc., a Delaware corporation, or its successor.

“Consultant” shall mean any natural person (or entity), other than an Employee or Director, who performs bona fide services for the Company or an Affiliate as a consultant or advisor.

“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

“Covered Employees” shall mean those individuals whose compensation is (or may be) subject to the deduction limitations of Code Section 162(m).

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“Director” shall mean a member of the Board.

“Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Laws, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee’s status from an employee to a Consultant or Director; and (v) an employee who, at the request of the Company or an Affiliate, becomes employed by any partnership, joint venture, or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

“Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the per Share closing price as of such date (or if no sales were reported on such date, the per Share closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

“Fiscal Year” shall mean the Company’s fiscal year.

“Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

“Incentive Stock Option” or “ISO” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Net Exercise” shall mean, to the extent that an Option Agreement so provides and as permitted by Applicable Laws, an arrangement pursuant to which the number of Shares issued to the Participant in connection with the Participant’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Participant will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Participant. No fractional Shares will be created as a result of a Net Exercise and the Participant must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Participant may be further reduced if Net Exercise is utilized to satisfy applicable tax withholding obligations arising from the exercise of the Option.

“Non-Employee Director” shall mean a member of the Board who is not an Employee.

“Nonstatutory Stock Option” or “NSO” shall mean an Option that does not qualify as an Incentive Stock Option.

“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

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“Option” shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such Exercise Price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

“Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Plan” shall mean this RadNet, Inc. Equity Incentive Plan as amended and restated herein and as may be amended from time to time.

“Prior Plan” shall mean the RadNet, Inc. 2006 Equity Incentive Plan as last amended and restated on March 9, 2017.

“Related Corporation” shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

“Re-Load Option” means a new Option or SAR that is automatically granted to a Participant as result of such Participant’s exercise of an Option or SAR.

“Restatement Date” shall mean April 15, 2021.

“Separation From Service” shall have the meaning provided to “separation from service” by Code Section 409A and the regulations promulgated thereunder.

“Service Provider” shall mean an Employee, Officer, Director, or Consultant.

“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

“Specified Employee” shall mean a Participant who is considered a “specified employee” within the meaning of Code Section 409A and the regulations promulgated thereunder.

“Stock Appreciation Right” or “SAR” shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the “SAR Agreement”).

“Stock Award” shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting, and transferability of which may be subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Stock Unit” shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

“Stockholder Approval Date” shall mean the date (if any) that the Company’s stockholders approve this Plan; provided however that such stockholder approval must occur on or before the completion of the 2021 Annual Meeting or else this Plan will automatically terminate without force or effect on the day after the 2021 Annual Meeting.

“Ten-Percent Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

“Termination Date” shall mean the date of a Participant’s Termination of Service, as determined by the Administrator in its sole discretion.

“Termination of Service” shall mean ceasing to be a Service Provider. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

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3.             Stock Subject to the Plan.

(a)            Aggregate Limits.

(i)             The maximum aggregate number of Shares that may be issued under the Plan through Awards is 16,500,000 Shares. The maximum aggregate number of Shares that may be issued under the Plan through the exercise of Incentive Stock Options is 16,500,000 Shares. The limitations of this Section 3(a)(i) shall be subject to the adjustments provided for in Section 14 of the Plan. In no event shall the Company be required to issue fractional Shares under this Plan.

(ii)            Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company (for a repurchase price that is not greater than any original purchase price paid by the Awardee or Participant), the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Any Conversion Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided below) shall not be counted toward the limits set forth in Section 3(a)(i).

4.             Administration of the Plan.

(a)            Procedure.

(i)             Multiple Administrative Bodies. The Plan shall be administered by the Board, the Administrator, or one or more Committees, including such delegates as may be appointed under paragraph (a)(iii) of this Section 4.

(ii)            Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption from Exchange Act Section 16(b) liability under Rule 16b-3.

(iii)           Other Administration. The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to grant Awards (to the extent permitted by Applicable Laws and in accordance with grant parameters and limitations established by the Board) to Awardees who are not (A) subject to Section 16 of the Exchange Act or (B) Covered Employees.

(iv)          Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time by the Administrator.

(b)           Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its sole discretion:

(i)             to select the Service Providers to whom Awards are to be granted hereunder;

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(ii)            to determine the number of Shares to be covered by each Award granted hereunder;

(iii)           to determine the type of Award to be granted to the selected Service Provider;

(iv)          to determine and approve the forms of Award Agreements for use under the Plan;

(v)           to determine the terms and conditions, consistent with the terms of the Plan, of any Award. Such terms and conditions include the Exercise Price or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)          to correct administrative errors;

(vii)           to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)        to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)            to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 15 of the Plan and may not materially impair any outstanding Award unless agreed to by the Participant;

(xi)           to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)          to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be NSOs or ISOs, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)         to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)         to determine whether Awards will be settled in Shares, cash, or in any combination thereof;

(xv)          to determine whether to provide for the right to receive dividends or dividend equivalents;

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(xvi)         to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xvii)        to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xviii)       to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination of both, the amount of which is determined by reference to the value of the Award; and

(xix)          to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)            Effect of Administrator Decisions. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and any other persons or entities. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. The Administrator’s decisions and determinations will be afforded the maximum deference provided by Applicable Laws.

(d)           Indemnification. To the maximum extent permitted by Applicable Laws, the Administrator shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

(e)            Suspension of Termination of Awards. If at any time (including after a notice of exercise has been delivered), the Administrator reasonably believes that a Participant has committed an act of Cause, the Administrator may suspend the Participant’s right to exercise any Award (or vesting or settlement of any Award) pending a determination of whether there was in fact an act of Cause. If a Participant’s service is terminated by the Company for Cause or the Administrator determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Award whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration (except for, if legally required, repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

5.             Eligibility. Awards may be granted only to Service Providers.

6.             Effective Date and Term of the Plan. On the Restatement Date, the Board approved the amendment and restatement of the Prior Plan into this Plan subject to and conditioned upon obtaining Company stockholder approval on or before the 2021 Annual Meeting. The Prior Plan will remain in effect for issuing new Awards until the Stockholder Approval Date and the Prior Plan will continue to govern Awards that were issued under the Prior Plan before the Stockholder Approval Date. If Company stockholders do not approve this Plan, then this Plan will terminate without force or effect as of the day after the 2021 Annual Meeting and the Prior Plan shall continue to remain in effect for issuing Awards. If this Plan is approved by Company stockholders, then unless the Plan is previously terminated by the Administrator, no further Awards may be issued under this Plan after the day before the tenth anniversary of the Restatement Date.

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7.             Term of Award. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or SAR, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.             Options. The Administrator may grant an Option or provide for the grant of an Option, from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)            Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option (if the Option is not expressly designated to be an ISO then such Option shall be a NSO); (iii) the Exercise Price for the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)           Exercise Price. The Exercise Price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)             In the case of an ISO, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any ISO is granted to a Ten-Percent Stockholder, then the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Grant Date.

(ii)            In the case of a NSO, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Exercise Price may also vary according to a predetermined formula; provided, that the Exercise Price never falls below 100% of the Fair Market Value per Share on the Grant Date.

(iii)           Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)            Vesting Period and Exercise Dates. Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d)           Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. The consideration, determined by the Administrator (or pursuant to authority expressly delegated by the Board, a Committee, or other person), and in the form and amount required by Applicable Laws, shall be actually received before issuing any Shares pursuant to the Plan, which consideration shall have a value, as determined by the Board, not less than the par value of such Shares. Acceptable forms of consideration may include:

(i)             cash;

(ii)            check or wire transfer;

(iii)           subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate Exercise Price of the Shares as to which said Option shall be exercised;

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(iv)           consideration received by the Company under a Cashless Exercise to the extent that the Cashless Exercise would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended, and subject to any conditions or limitations established by the Administrator;

(v)            Net Exercise, subject to any conditions or limitations established by the Administrator;

(vi)          such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)         any combination of the foregoing methods of payment.

9.             Incentive Stock Option Limitations.

(a)            Eligibility. Only Employees (as determined in accordance with Section 422 of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

(b)           $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)            Leave of Absence. For purposes of a Participant’s outstanding Option retaining its status as an Incentive Stock Option, no leave of absence for such Participant may exceed three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract. If the period of leave exceeds three months and the Participant’s right to reemployment is not provided by statute or contract, the Participant’s employment with the Company shall be deemed to terminate for purposes of income tax treatment on the first day immediately following such three-month period, and any Incentive Stock Option granted to the Participant shall cease to be treated as an Incentive Stock Option upon the expiration of the three-month period starting on the date the employment relationship is deemed terminated.

(d)           Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Laws, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

(e)            Exercise Price. The Exercise Price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(f)            Ten-Percent Stockholder. If any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Option term shall not exceed five years measured from the Grant Date of such Option.

(g)           Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify as Incentive Stock Options, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

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10.           Exercise of Option.

(a)            Procedure for Exercise; Rights as a Stockholder.

(i)             Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

(ii)            An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) full payment of all applicable withholding taxes.

(iii)           Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)          The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(b)            Effect of Termination of Service on Options.

(i)             Generally. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the earlier of the expiration of the term of such Option as set forth in the Award Agreement or the date of a Change in Control in which the Option is not being assumed or otherwise continued after the Change in Control). In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if on the Termination Date the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will automatically terminate, and the Shares covered by such Option will revert to the Plan.

(ii)            Disability of Participant. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent the Option is vested on the Termination Date (but in no event later than the earlier of the expiration of the term of such Option as set forth in the Award Agreement or the date of a Change in Control in which the Option is not being assumed or otherwise continued after the Change in Control). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will automatically revert to the Plan.

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(iii)           Death of Participant. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event later than the earlier of the expiration of the term of such Option as set forth in the Award Agreement or the date of a Change in Control in which the Option is not being assumed or otherwise continued after the Change in Control) by the Participant’s designated beneficiary, provided such beneficiary has been designated before the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11.           Stock Awards.

(a)            Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price, if any, of the Shares, and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)            Restrictions and Performance Criteria. The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on, among other things, financial performance, personal performance evaluations, or completion of service by the Awardee.

(c)            Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the lesser of the then Share Fair Market Value or original price paid by the Participant.

(d)           Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding a vested Stock Award shall be entitled to receive dividend payments as if he or she were an actual stockholder and a Participant holding an unvested Stock Award shall be entitled to receive dividends declared while the Stock Award is not vested to the extent (and when) the underlying Stock Award becomes vested.

(e)            Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Award Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The Stock Award Agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with Applicable Laws, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 14. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

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12.           Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

(a)            Number of SARs. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(b)            Exercise Price and Other Terms. The Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

(c)            Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

(d)           SAR Agreement. Each SAR grant shall be evidenced by a SAR Agreement that will specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e)            Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

(f)            Payment of SAR Amount. Upon exercise of a SAR, the Participant shall be entitled to receive a payment from the Company, for each Share exercised, in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price of the SAR less the amount of applicable tax withholding amounts due as a result of such exercise. This amount shall be paid in cash, Shares of equivalent value, or a combination of both, as the Administrator shall determine.

13.           Other Provisions Applicable to Awards.

(a)            Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be bound by such terms upon acceptance of such transfer.

(b)           Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to be exempt from or comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Administrator to not comply with the applicable requirements of Code Section 409A or the applicable regulations and other guidance issued thereunder, the Administrator shall have the authority (but not an affirmative obligation) to take such actions and to make such changes to the Plan or an Award Agreement as the Administrator deems necessary to comply with such requirements. Any payment made pursuant to any Award shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under the Plan or an Award will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the payments under the Plan or an Award are exempt from or compliant with Code Section 409A. In no event whatsoever shall the Company be liable if a payment or benefit under the Plan or an Award is challenged by any taxing authority or for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A. The Participant will be entirely responsible for any and all taxes on any benefits payable to such Participant as a result of the Plan or an Award. If the applicable Award Agreement or Participant’s employment agreement provides for Code Section 409A related provisions other than what is specified above in this Section 13(b), then such provisions in the Award Agreement or employment agreement shall govern.

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(c)            Clawback Policy. Notwithstanding anything in the Plan to the contrary, the Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies as may be adopted and/or modified from time to time by the Company (including, without limitation, the Company’s Policy on Recoupment of Compensation as adopted by the Board in 2017 and as may be amended from time to time by the Company) and/or Applicable Laws (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with Applicable Laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards (and/or awards issued under the Prior Plan or other Company equity/incentive compensation plans or agreements) may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

(d)            No Repricing or Re-Load Options. Notwithstanding anything to the contrary in the Plan, and except for an adjustment pursuant to Section 14 or a repricing approved by the stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the Exercise Price or base price of the Award, (2) cancel, exchange or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an Exercise Price or base price that is less than the Exercise Price or base price of the original Award. Re-Load Options may not be awarded without the approval of Company stockholders.

(e)            No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 145.

(f)            Dividends. Any dividends or dividend equivalents distributed under the Plan shall not be counted against the Section 3(a)(i) Share grant limit. Dividends and dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs. Dividends and dividend equivalents may not be paid with respect to unvested Awards (although they may accrue on unvested Stock Awards for payment upon vesting of such Stock Awards).

14.           Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)            Changes in Capitalization.

(i)             The limitations set forth in Section 3, the number and kind of Shares covered by each outstanding Award, and the price per Share (but not the total price) subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding Common Stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of Shares, consolidation, spin-off or recapitalization of Shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of Common Stock other than regular cash dividends.

(ii)            The Administrator shall make such adjustment in such manner as it may deem equitable and appropriate, subject to compliance with Applicable Laws. Any determination, substitution or adjustment made by the Administrator under this Section shall be conclusive and binding on all persons. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

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(b)           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option or SAR to be fully vested and exercisable until ten days before such proposed transaction provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the proposed transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or settled, an Award will terminate immediately before the consummation of such proposed transaction.

(c)            Change in Control. If there is a Change in Control, the Board, the Administrator, or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and (iv) provide for the cancellation (with or without consideration) of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Administrator, any unvested portion of such Award) at or before the closing of the Change in Control. The Administrator may also in its discretion include in an Award Agreement a requirement that, under certain circumstances, acceleration of vesting (or compensation payable) with respect to such Award shall be reduced (or eliminated) to the extent that such reduction (or elimination) would, after taking into account any other payments in the nature of compensation to which the Participant would have a right to receive from the Company and any other person contingent upon the occurrence of a Change in Control, prevent the occurrence of a “parachute payment” as defined under Code Section 280G. Any Award Agreement shall be subject to the provision of the applicable Change in Control transaction agreement(s).

15.           Amendment and Termination of the Plan.

(a)            Amendment and Termination. The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Laws.

(b)            Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

(c)            Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including for example the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

16.           Designation of Beneficiary.

(a)            An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all rights under the Awardee’s Awards and all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Laws.

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(b)            The Awardee may change such designation of beneficiary at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to receive the Awardee’s rights under the Awardee’s Awards and all benefits under the Plan, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to receive the Awardee’s rights under the Awardee’s Awards and all benefits under the Plan to the extent permissible under Applicable Laws.

17.           No Right to Awards or to Service. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee or Participant at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.           Preemptive Rights. No Shares will be issued under the Plan in violation of any preemptive rights held by any stockholder of the Company.

19.           Legal Compliance. No Shares will be issued pursuant to an Award under the Plan unless the issuance and delivery of such Shares, as well as the exercise of such Award, if applicable, will comply with Applicable Laws. Issuance of Shares under the Plan shall be subject to the approval of counsel for the Company with respect to such compliance.

20.           Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.           Code Section 162(m).

(a)            Applicability. The provisions of Section 21(b) shall apply to an Award if and only if all of the following items (i) through (iii) in this Section 21(a) were true as of the Grant Date of such Award:

(i)     the Company was a “publicly held corporation” within the meaning of Code Section 162(m);

(ii)    the deduction limitations of Code Section 162(m) were applicable to Awards granted to Covered Employees under this Plan; and

(iii)   the Award was intended to qualify as “performance-based compensation” under Code Section 162(m).

(b)            Administration. Awards issued in accordance with this Section 21 shall be administered by a Committee whose composition satisfies the outside director requirements under Code Section 162(m) with respect to performance-based compensation.

22.           Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Subject to compliance with Applicable Laws and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants (and executed by Participants) by electronic media.

23.           Governing Law; Interpretation of Plan and Awards.

(a)            Governing Law. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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(b)            Enforceability. If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

(c)            Headings. The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)            Binding Provisions; Successor Provisions. The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Restatement Date and including any successor provisions.

(e)            Administrator Decisions. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to waive explicitly any right to judicial review.

24.           Limitation on Liability. The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)            The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)            Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

25.           Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

26.           Annual Limit on Total Compensation paid to Non-Employee Directors. Any non-employee director can receive total compensation in any calendar year that in the aggregate does not exceed $500,000. Such total compensation limit includes all cash compensation such as annual retainers and other fees (whether or not granted under the Plan) plus the aggregate grant date fair market value (computed as of the Grant Date in accordance with applicable financial accounting rules) of all Awards (or awards issued under any other incentive plan). For the avoidance of doubt, any compensation that is deferred shall be counted toward this total compensation limit in the calendar year in which the compensation is vested, and not in any later calendar year when it is paid to the non-employee director.

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To record the Board’s amendment and restatement of the Prior Plan into this Plan on the Restatement Date, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

RADNET, INC.

By:
Name: David Katz
Title: Corporate Secretary

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below . 0000506915_1 R1.0.0.177 For Withhold For All All All Except 0 0 0 The Board of Directors recommends you vote FOR the following: 1. Election of Directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Nominees 01) Howard G. Berger, M.D. 02) Christine N. Gordon 03) Laura P. Jacobs 04) Lawrence L. Levitt 05) Gregory E. Spurlock 06) David L. Swartz 07) Ruth V. Wilson RADNET, INC. 1510 COTNER AVENUE LOS ANGELES, CA 90025 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 9, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e - mail or the Internet . To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 9, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . For Against Abstain 0 0 0 0 0 0 0 0 0 The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. 3. An advisory vote to approve the compensation of the Company's Named Executive Officers. 4. The approval of the amendment and restatement of the 2006 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000506915_2 R1.0.0.177 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10 - K are available at www.proxyvote.com RADNET, INC. Annual Meeting of Stockholders June 10, 2021 10:00 AM (Pacific Time) This proxy is solicited on behalf of the Board of Directors The undersigned stockholder(s) of RADNET, INC . , a Delaware corporation, hereby appoint(s) David Katz and Mark Stolper, or either of them, as proxies for the undersigned each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RADNET, INC . that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10 : 00 AM, PDT on June 10 , 2021 , at 1510 Cotner Avenue, Los Angeles, CA 90025 or by means of remote communication, and any adjournment or postponement thereof . The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting . This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder . If no direction is given, this proxy will be voted "FOR" each of the nominees for director and "FOR" proposals 2 , 3 and 4 as described in the Proxy Statement . If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the best judgment of the named attorneys - in - fact . Continued and to be signed on reverse side